                               BB&T MUTUAL FUNDS


                                To Shareholders



                              SEPTEMBER 30, 1996


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

                               TABLE OF CONTENTS



                            Letter From the Chairman
                                     Page 2
                       Letter From the Investment Adviser
                                     Page 4
                               Performance Report
                                     Page 6
                          Independent Auditors' Report
                                    Page 18
                      Statements of Assets and Liabilities
                                    Page 19
                            Statements of Operations
                                    Page 23
                      Statements of Changes in Net Assets
                                    Page 25
                       Schedules of Portfolio Investments
                                    Page 29
                         Notes to Financial Statements
                                    Page 41
                              Financial Highlights
                                    Page 50

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

LETTER FROM THE CHAIRMAN

Dear Shareholders:

We are pleased to report that the year ended September 30, 1996, was a strong one for the financial markets and for the BB&T Mutual Funds. During the period, the Dow Jones Industrial Average gained more than 900 points --and all industries participated in the market's climb. While the environment in the fixed-income markets was more difficult, bonds, too, posted positive returns for the period.

The past year also saw investors entrusting record amounts to mutual funds. We're pleased to report that because of our fund family's solid performance during its first four years of operation, many chose to invest with us. Total net assets under management grew by 53%, climbing from $540 million to $826 million over the 12-month period ended September 30, 1996.

BB&T FUNDS WIN RECOGNITION

We're also pleased to announce that several of the BB&T Funds have been awarded four-star ratings from Morningstar in recent weeks. The BB&T North Carolina Tax-Exempt Fund (Trust Shares), the BB&T Balanced Fund (Trust Shares) and the BB&T Growth and Income Fund (Trust Shares and Class A Shares) all received this above-average rating. (The North Carolina Tax-Exempt Fund was rated among 1,013 municipal funds for the 3-year period ending September, 30, 1996, the Balanced Fund among 3,059 hybrid funds, and the Growth and Income Fund among 1,708 equity funds for the same period.)/1/

In addition, while it is just under two years old and too new to be tracked by Morningstar, the BB&T Small Company Fund has also been recognized as an outstanding performer. In the October 4, 1996, edition of The Wall Street Journal, the Fund was ranked fifth among the top 15 small-company mutual funds in the Mutual Fund Scorecard based on its total return for the year ended September 30, 1996, by Lipper Analytical Services. In addition, the Fund was ranked 24th among the 50 top-performing stock funds (in all stock fund categories) by Lipper Analytical Services for the year ended September 30, 1996 (The Wall Street Journal, October 4, 1996)./2/

INTERNATIONAL EQUITY FUND TO BE LAUNCHED IN JANUARY*

Many investment experts recommend that a well-balanced portfolio include an international component. Consequently, in our continuing effort to provide our shareholders with a wide range of investment opportunities to better serve their needs, we plan to launch the BB&T International Equity Fund in early January 1997. Intended for long-term growth investors, the Fund will invest in Japan, the United Kingdom and Continental Europe, as well as a number of emerging markets around the world./3/

--------------------------------------------------------------------------------

/1/Morningstar proprietary ratings reflect historical risk-adjusted performance through 9/30/96. The ratings are subject to change every month. Morningstar ratings are calculated from a fund's 3-, 5- and 10-year returns (with fee adjustments) in excess of 90-day Treasury bill returns. The 1-year rating is calculated using the same methodology, but is not a component of the overall rating. Ten percent of the funds in an investment category receive 5 stars, 22.5% receive 4 stars and 35% receive 3 stars. For the 1-year period, the North Carolina Tax-Exempt Fund (Trust Shares) received 3 stars and was rated among 1,745 municipal funds; the Balanced Fund (Trust Shares) received 4 stars and was rated among 5,251 hybrid funds; and the Growth & Income Fund (Trust and Class A Shares) received 5 and 4 stars, respectively, and was rated among 3,006 equity funds.
/2/The Fund was ranked among 348 small-company funds. Performance rankings are based on total returns for the period. Rankings apply to Trust Shares.

A portion of the Fund's fees have been voluntarily waived. If the fees had not been waived, the Fund's total return for the period would have been lower. Past performance is no guarantee of future results.

/3/International investing involves special risks.

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


NEW FUNDS FOR 401(K) INVESTORS*

In the first quarter of 1997, we also expect to launch three asset allocation funds designed to meet the needs of 401(k) investors. The BB&T Capital Manager Growth Fund is intended for aggressive long-term growth investors, the BB&T Moderate Growth Fund for more cautious growth investors and the BB&T Conservative Growth Fund, for those with shorter time horizons. The portfolios of these three funds will be allocated among the BB&T Mutual Funds according to their investment objectives.

IN CLOSING . . .

We urge you to read the following report closely. In it, you will find a detailed discussion of the performance of each of the BB&T Mutual Funds during the year ended September 30, 1996.

Finally, we thank you for your continued confidence in us. We look forward to providing you with the investment management you expect and serving your investment needs now and in the future. As always, if you have any questions or require any assistance, please don't hesitate to call us at 1-800-228-1872.

Sincerely,


/s/ J. David Huber
J. David Huber
Chairman
BB&T Mutual Funds Group

--------------------------------------------------------------------------------

*Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

 Shares of the BB&T Mutual Funds are NOT FDIC INSURED and are not deposits or obligations of, or guaranteed or endorsed by, Branch Banking and Trust Company or its affiliates. Investment products involve investment risk, including the possible loss of principal.

 For more complete information on any of the BB&T Mutual Funds, including fees, expenses and sales charges, please call 1-800-228-1872 for a prospectus. Please read the prospectus carefully before investing or sending money.

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

LETTER FROM THE INVESTMENT ADVISER

Dear Shareholders:

The year ended September 30, 1996, was a very good one for U.S. companies and, in turn, for the financial markets. The economic recovery entered its sixth year--making it the third longest recovery in the past 50 years. This recovery, which has been marked by modest growth, low inflation and growing corporate earnings, continued to provide the backdrop as the Dow Jones Industrial Average rose through 5000 and approached 6000.

The environment in the bond markets was more challenging as interest rates spiked on news of the economy's continued and surprising strength. Nonetheless, while the year was a bumpy one at times for fixed-income investors, it was also a positive one overall.

FUNDAMENTALS ARE STILL SOLID

Accounting for some two-thirds of all economic activity, consumers were, as always, key to the economy's strength -- and it was a good year for consumers, too. As the pace of job creation held steady and unemployment declined, consumer confidence rose and spending increased. Industries across the board benefited, including those that generally do not do well in rising interest-rate environments. In fact, in recent months, auto sales rose and housing starts reached their highest levels in two years. Clearly, consumers are still optimistic about their own prospects and the economy's in the year ahead.

All this good news, however, has been worrisome for the bond markets. Traditionally, high consumer confidence and increased economic activity have foreshadowed an acceleration in inflation. But evidence to date of rising inflationary pressures along the production pipeline has been scarce. Commodity prices are down. Wholesale prices are climbing, but at tame levels. Wage pressure is growing, but not at a pace significantly higher than inflation. In addition, this recovery has been production-led over the past six years. More efficient and profitable after years of modernizing and downsizing, corporations are well positioned to pay higher wages. Higher wages could help sustain the economy's growth and, in fact, fuel further advances in the year ahead.

COOLING, BUT HARDLY COLD

Beyond this possibility of a slight inflationary push from wage increases, we see very little on the horizon that would indicate our economy is about to enter a superheated or runaway phase. Nor do we expect to see a recession. Of course, there are some areas that bear watching. Despite the improving competitive position of U.S. firms and the relatively low trade-weighted value of the dollar, our trade deficit is at a five-year high. In addition, in recent months, credit-card delinquencies have reached record levels. Traditionally, this has not been the case in a strong economy.

A POSITIVE ENVIRONMENT FOR STOCKS AND BONDS

A slow-growth, low-inflation environment should be good for stocks and bonds. Over the past several years, market volatility has moved in one direction-- upward. At current valuations, stocks are not cheap. Moreover, after years of accelerating earnings, investors' expectations for many stocks are extraordinarily high--and earnings are beginning to decelerate, which may disappoint investors.

In addition, on a risk-adjusted basis, bonds continue to appear attractive. The stock market is richly valued, while bond yields remain high relative to historical inflation-adjusted levels.

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



The performance reports of the individual Funds follow this letter. These reports contain a brief review of each Fund's respective market and recent performance, as well as the strategic positioning for each Fund.

Sincerely,


/s/ David C. McMahon
David C. McMahon
Executive Vice President and Chief Investment Officer
Branch Banking and Trust Company

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


PERFORMANCE REPORT

THE GROWTH AND INCOME STOCK FUND

Crashing through the 5000 level and then moving to within a hairsbreadth of 6000 on the Dow, the market raced higher during the year ended September 30, 1996. However, in sectors of the market where expectations were high, such as technology and large-capitalization companies, the ride upward was a bumpy one. However, our diversified value investing approach helped cushion some of the stock market's recent volatility, while allowing investors to participate in its rise.

For the 12 months ended September 30, 1996, the Fund outperformed its benchmark, posting a total return of 20.97% (Class A Shares without the sales charge)/4/ versus a return of 20.24% for the S&P 500 Stock Index. Even more impressively, this gain was achieved at a level of risk below that of the S&P 500 (as measured by standard deviation).

A MOVE TO MID-CAPS

Given the current heady levels of stock prices, we expect to approach the markets cautiously in the months ahead. Moreover, as the market has moved significantly higher throughout the past year, value among larger-capitalization stocks has become harder to find. On the other hand, mid-capitalization companies -- those slightly smaller -- appear to offer some interesting opportunities.

We continue to invest in a broad range of stocks with every major economic sector of our economy represented in your portfolio. We believe these stocks are attractively priced and will participate in a rising market, but are less exposed to earnings disappointments. In other words, we feel that they offer solid growth potential at a reasonable level of risk.

As of September 30, 1996, the Fund's top five holdings were SAFECO (2.60%), Pitney Bowes (2.59%), Harris (2.43%), Anheuser-Busch (2.38%) and Phillips Petroleum (2.31%)./5/


--------------------------------------------------------------------------------

/4/With the maximum sales charge of 4.50%, the Fund's total return for the 12-
   month period was 15.54% (Class A Shares).
/5/The composition of the Fund's portfolio is subject to change.

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


                       BB&T GROWTH AND INCOME STOCK FUND


================================================================================

                          Average Annual Total Return
                                 As of 9/30/96
--------------------------------------------------------------------------------
                      Inception                                 Since
Class                   Date             1 Year               Inception
--------------------------------------------------------------------------------
Class*                10/9/92            15.54%               13.69%

Class B Shares**       1/2/96             N/A                  7.01%

Trust Shares          10/9/92             21.31%              15.30%
================================================================================
*  Reflects 4.50% Maximum Sales Charge
** Reflects CDSC of 5.00%. Total returns of less than 1 year are aggregate.


                             [GRAPH APPEARS HERE]

        ------------------------------------------------------------------------
                          Value of $10,000 Investment
        ------------------------------------------------------------------------

                                Trust Shares    Class A Shares*   S&P 500 Stock
                        10/9/92         10000            9551            10000
                        9/30/93         11606           11052            11714
                        9/30/94         12021           11420            12147
                        9/30/95         14531           13775            15759
                        9/30/96         17628           16664            18949



        ------------------------------------------------------------------------
                          Value of $10,000 Investment
        ------------------------------------------------------------------------

                                Class B Shares**  S&P 500 Stock
                         1/2/96         10000           10000
                        9/30/96         10701           10979

Past performance is not predictive of future results. Investment return and the principal value of shares in the BB&T Mutual Funds will fluctuate so that the shares, when redeemed, may be worth more or less than their original cost. A portion of the Fund's fees have been voluntarily waived. If the fees had not been waived, the Fund's total return for the period would have been lower. Past performance is no guarantee of future results.

The performance of the BB&T Growth and Income Stock Fund is measured against the S&P 500 Stock Index, an unmanaged index generally considered to be representative of the performance of the U.S. stock market as a whole. The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services.

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

THE BB&T SMALL COMPANY GROWTH FUND/6/

Strong stock selection and sector allocation were the keys to the Fund's exceptional performance during the year ended September 30, 1996. In the second half of 1995 and throughout the early part of 1996, the portfolio's exposure in technology was gradually reduced, and we shifted our focus to the software and telecommunication industries.

Also, early in the period, we moved aggressively into the outsourcing sector. Consequently, the Fund benefited handsomely as the popularity of nontraditional, sophisticated temporary employment firms soared. The Fund's holdings in health-care stocks, particularly in smaller pharmaceutical companies, also made substantial contributions to performance. As a result, for the year ended September 30, 1996, the Fund beat its industry benchmark handily, posting a gain of 44.94% (Class A Shares without the sales charge)/7/, versus a gain of 13.13% for the Russell 2000.

OPTIMISTIC ON SMALL-CAP PROSPECTS

While we expect the Fund to continue to perform well as it follows its present strategy, we also believe there is some reason for caution. After six years of a bull market, investors' expectations are now extremely high -- and the performance of some stocks could disappoint investors in the months ahead as earnings slow. In addition, any increase in interest rates could put pressure on stocks.

Nonetheless, we are optimistic about the prospects for small-capitalization stocks. Historically, in periods of slow growth, investors have turned to this sector for growth they can't find elsewhere. Moreover, even in the toughest markets, we have been able to find many interesting and attractive possibilities in the small-cap arena. In the months ahead, we expect to find such opportunities in industries involved in moving information, such as the fiber-optic, wireless communication and software sectors.

As of September 30, 1996, the Fund's top five holdings were: Jones Medical Industries (2.40%), APAC Teleservices (2.12%), Dura Pharmaceuticals (2.04%), Accustaff (1.98%) and Aspen Technologies (1.93%)./8/


--------------------------------------------------------------------------------

/6/Small-capitalization companies typically carry additional risks since smaller companies generally have a higher risk of failure. Historically, stocks of smaller companies have experienced a greater degree of market volatility than stocks on average.

/7/With the maximum sales charge of 4.50%, the Fund's total return for the 12-month period was 38.46% (Class A Shares).

/8/The composition of the Fund's holdings is subject to change.

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

                        BB&T SMALL COMPANY GROWTH FUND

=======================================================
               Average Annual Total Return
                      As of 9/30/96
-------------------------------------------------------
                    Inception                 Since
    Class              Date       1 Year    Inception
-------------------------------------------------------
Class A Shares*      12/7/94      38.46%      46.84%
Class B Shares**      1/2/96       N/A        32.27%
Trust Shares         12/7/94      45.37%      51.06%
=======================================================
* Reflects 4.50% Maximum Sales Charge
**Reflects CDSC of 5.00%. Total returns of less than 1 year are aggregate.

        ------------------------------------------------------------------------
                          VALUE OF $10,000 INVESTMENT
        ------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]


                          Trust Shares    Class A Shares   Russell 2000 Index
                12/7/94           10000             9551               10000
                9/30/95           14570            13878               12923
                9/30/96           21180            20115               14620

        ------------------------------------------------------------------------
                          VALUE OF $10,000 INVESTMENT
        ------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]


                          Class B Shares**   Russell 2000 Index
                 1/2/96           10000            10000
                9/30/96           13227            11089



Past performance is not predictive of future results. Investment return and the principal value of shares in the BB&T Mutual Funds will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. A portion of the Fund's fees have been voluntarily waived. If the fees had not been waived, the Fund's total return for the period would have been lower. Past performance is no guarantee of future results.

The performance of the BB&T Small Company Growth Fund is measured against the Russell 2000, an unmanaged index generally representative of the performance of small-capitalization stocks. The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services.

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

THE BB&T BALANCED FUND

Our value-oriented approach to stock selection helped the Fund's performance during the fiscal year ended September 30, 1996. While stocks across the board moved higher, stocks selected based on value-oriented strategies were less vulnerable to earnings disappointments and subsequent investor disenchantment than those of many of the companies that dominated the headlines. Consequently, the Fund's equity holdings performed strongly and steadily throughout the year.

The environment for bonds was more challenging as interest rates spiked higher when news of the economy's strength surprised investors in early 1996. Nonetheless, for the period, the Fund's fixed-income securities, too, posted positive returns.

As a result, for the year ended September 30, 1996, we are pleased to report that the Fund outperformed industry averages for funds of this type. The total return of 12.43% (Class A Shares without the sales charge)/9/ fell between the returns of its two benchmarks, the S&P 500 Stock Index and the Lehman Brothers Intermediate Government Bond Index, which had returns of 20.24% and 5.10%, respectively.

POSITIONED FOR GROWTH AND STABILITY

In managing the Fund, we seek to provide our investors with growth while controlling risks. To this end, as stock prices have skyrocketed in recent months, we have redoubled our efforts to seek value -- and we are finding opportunities among second-tier "blue-chip" companies, companies just slightly smaller than the very largest "blue-chip" firms.

Also, we believe that bonds now offer investors slightly better returns than stocks on a risk-adjusted basis. As a result, in recent months we have reduced the equity allocation of the portfolio slightly in favor of fixed-income investments, more specifically, securities in the intermediate range. In addition, in an effort to dampen the volatility of the fixed-income portion of the portfolio, we have added positions in mortgage pass-through securities. Consequently, as of September 30, 1996, approximately 44% of the portfolio was invested in stocks, 51% in bonds and 5% in cash or cash equivalents.

As of the same date, the Fund's top five equity holdings were Phillips Petroleum (1.42%), Bristol-Myers Squibb (1.37%), SAFECO (1.16%), Schering-Plough (1.10%) and Abbott Laboratories (1.02%). The Fund's fixed-income holdings remained concentrated in U.S. Treasury securities. The average maturity of the securities in the portfolio was about 5 years, and the average credit quality was AAA./10/


--------------------------------------------------------------------------------

 /9/With the maximum sale charge of 4.50%, the Fund's total return for the 12-
    month period was 7.37% (Class A Shares).
/10/The composition of the Fund's portfolio is subject to change.

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


                              BB&T BALANCED FUND

=======================================================
               Average Annual Total Return
                     As of 9/30/96
-------------------------------------------------------
                   Inception                 Since
    Class            Date       1 Year     Inception
-------------------------------------------------------
Class A Shares*     7/1/93       7.37%        8.27%
Class B Shares**    1/2/96        N/A         0.67%
Trust Shares        7/1/93      12.74%       10.00%
=======================================================
* Reflects 4.50% Maximum Sales Charge
**Reflects CDSC of 5.00%. Total returns of less than 1 year are aggregate.

                             [GRAPH APPEARS HERE]

        ------------------------------------------------------------------------
                          VALUE OF $10,000 INVESTMENT
        ------------------------------------------------------------------------
                                                   S&P 500     Lehman Bros. Int.
                Trust Shares    Class A Shares*  Stock Index   Govt. Bond Index
         7/1/93        10000              9551        10000              10000
        9/30/93        10274              9826        10257              10211
        9/30/94        10231              9763        10637              10058
        9/30/95        12095             11521        13800              11124
        9/30/96        13637             12953        16593              11691

                             [GRAPH APPEARS HERE]
        ------------------------------------------------------------------------
                          VALUE OF $10,000 INVESTMENT
        ------------------------------------------------------------------------

                                               Lehman Bros. Int.
                Class B Shares  S&P 500 Stock  Govt. Bond Index
         1/2/96        10000             10000        10000
        9/30/96        10067             10979        10085


Past performance is not predictive of future results. Investment return and the principal value of shares in the BB&T Mutual Funds will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. A portion of the Fund's fees have been voluntarily waived. If the fees had not been waived, the Fund's total return for the period would have been lower. Past performance is no guarantee of future results.

The performance of the BB&T Balanced Fund is measured against the S&P 500 Stock Index, an unmanaged index generally considered to be representative of the performance of the stock market as a whole, and against the Lehman Brothers Intermediate Government Bond Index, widely used as a broad measure of the performance of U.S. Government bonds with maturities of less than 10 years. The indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services.

                   [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

THE BB&T INTERMEDIATE U.S. GOVERNMENT BOND FUND AND
THE BB&T SHORT-INTERMEDIATE U.S. GOVERNMENT INCOME FUND

After posting tremendous gains in 1995, the fixed-income markets reversed direction in 1996 as interest rates rose on news of the economy's continued strength and uncertainty surrounding the Federal Reserve Board's possible next move. We have responded to weakness in the fixed-income markets by shortening our interest-rate sensitivity (duration) and increasing exposure to other sectors, such as corporate bonds and mortgage-backed securities, to improve yield and total return.

Investors' interest in yield-enhancing securities has propelled sectors other than U.S. Treasury debt to perform better on a relative basis. Corporate bonds, riding a wave of reasonably strong profitability reports, benefitted. In addition, mortgage-backed securities responded favorably to limited supply and an overall decline in volatility levels.

The BB&T Intermediate U.S. Government Bond Fund posted a total return of 3.17% (Class A Shares without the sales charge)/11/ for the year ended September
30, 1996, and the BB&T Short-Intermediate U.S. Government Income Fund advanced 4.09% (Class A Shares without the sales charge)/12/ during the same period.

SLOWER GROWTH BODES WELL

In the future, we expect to see bonds strengthen as the economy's growth slows and inflationary pressures ease. We look forward to extending the duration of the portfolios given solid evidence of a slowdown in economic activity combined with moderate inflation. In the short term, however, uncertainty over the direction of interest rates has led us to maintain average maturities in both funds that are somewhat shorter than the Funds' benchmarks, making them less vulnerable to changes in interest rates. As always, we continue to seek out opportunities to enhance the total return to our shareholders.

As of September 30, 1996, the average maturity of the Intermediate U.S. Government Bond Fund was 6.4 years; for the Short-Intermediate U.S. Government Income Fund, it was 2.7 years. As is characteristic of our investment process, the fixed-income portfolios remain fully invested and are heavily concentrated in debt obligations of the U.S. Government and its agencies./13/


--------------------------------------------------------------------------------

/11/With the maximum sales charge of 4.50%, the Fund's total return for the 12-month period was -1.52% (Class A Shares).

/12/With the maximum sales charge of 2.00%, the Fund's total return for the 12-month period was 2.03% (Class A Shares).

/13/The composition of the Funds' portfolios is subject to change.

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

                  BB&T INTERMEDIATE U.S. GOVERNMENT BOND FUND


                             [GRAPH APPEARS HERE]

            --------------------------------------------------------
            --------------------------------------------------------
                          Average Annual Total Return
                                 As of 9/30/96
            --------------------------------------------------------
                               Inception                   Since
                   Class         Date        1 Year      Inception
            --------------------------------------------------------
              Class A Shares*   10/9/92      -1.52%         4.06%
              Class B Shares**   1/2/96        N/A         -7.20%
              Trust Shares      10/9/92       3.43%         5.52%
            --------------------------------------------------------
            --------------------------------------------------------

*  Reflects 4.50% Maximum Sales Charge
** Reflects CDSC of 5.00%. Total returns of less than 1 year are aggregate.


                             [GRAPH APPEARS HERE]

        ------------------------------------------------------------------------
                          Value of $10,000 Investment
        ------------------------------------------------------------------------

                                                         Lehman Bros. Int.
                        Trust Shares    Class A Shares*  Govt. Bond Index
                10/9/92       10000              9551             10000
                9/30/93       11076             10557             10823
                9/30/94       10607             10083             10661
                9/30/95       11976             11357             11791
                9/30/96       12386             11717             12392

                             [GRAPH APPEARS HERE]

        ------------------------------------------------------------------------
                          Value of $10,000 Investment
        ------------------------------------------------------------------------

                                         Lehman Bros. Int.
                        Class B Shares**  Govt. Bond Index
                 1/2/96       10000             10000
                9/30/96        9280             10085

Past performance is not predictive of future results. Investment return and the principal value of shares in the BB&T Mutual Funds will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. A portion of the Fund's fees have been voluntarily waived. If the fees had not been waived, the Fund's total return for the period would have been lower. Past performance is no guarantee of future results.

The performance of the BB&T Intermediate U.S. Government Bond Fund is measured against the Lehman Brothers Intermediate Government Bond Index, widely used as a broad measure of the performance of the U.S. Government bonds with maturities of less than 10 years. The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services.

                   [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

             BB&T SHORT-INTERMEDIATE U.S. GOVERNMENT INCOME FUND

====================================================
              Average Annual Total Return
                   As of 9/30/96
----------------------------------------------------
                    Inception               Since
      Class           Date       1 Year   Inception
----------------------------------------------------
Class A Shares*     11/30/92     2.03%      4.27%
Trust Shares        11/30/92     4.36%      5.05%
====================================================
*Reflects 2.00% Maximum Sales Charge

                             [GRAPH APPEARS HERE]
        ------------------------------------------------------------------------
                          Value of $10,000 Investment
        ------------------------------------------------------------------------

                                              Lehman Bros     Merrill Lynch
                                                1-3 Year         1-3 Year
          Trust Shares    Class A Shares*   Govt. Bond Index   Govt. Index
 11/30/92       10000              9804              10000          10000
  9/30/93       10801             10569              10570          10579
  9/30/94       10622             10373              10692          10702
  9/30/95       11579             11280              11568          11588
  9/30/96       12083             11741                             12238


Past performance is not predictive of future results. Investment return and the principal value of shares in the BB&T Mutual Funds will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. A portion of the Fund's fees have been voluntarily waived. If the fees had not been waived, the Fund's total return for the period would have been lower. Past performance is no guarantee of future results.

The performance of the BB&T Short-Intermediate U.S. Government Income Fund was previously measured against the Lehman Brothers 1-3 Year Government Bond Index. Due to the discontinuation of this index, the Fund is now measured against the Merrill Lynch 1-3 Year Government Index, widely used as a measure of the performance of U.S. Government bonds in that maturity range. The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services.

                   [LOGO OF BB&T MUTUTAL FUNDS APPEARS HERE]

THE BB&T NORTH CAROLINA INTERMEDIATE TAX-FREE FUND/14/

Along with the taxable fixed-income markets, municipal markets across the country weakened as interest rates rose in 1996. Supply was relatively light as rates began moving upward and dwindled noticeably as higher interest rates made it difficult for many municipalities to bring new issues to market. As a result, bond prices in the municipal markets -- particularly in those markets known for high quality such as North Carolina -- were more stable than in the taxable markets throughout the period.

Given the environment, however, we approached the market cautiously during the 12 months ended September 30, 1996. As interest rates rose, maturities were gradually extended in an effort to enhance yield. As always, however, quality was our chief concern in the selection of all securities. For the year ended September 30, 1996, the Fund posted a total return of 2.61% (Class A Shares without the sales charge)./15/

STRONG DEMAND FOR NORTH CAROLINA SECURITIES CONTINUES

At the current level of interest rates, we expect supply to tighten in the months ahead. Moreover, given the scrutiny that each issue is subjected to by the Local Government Commission in North Carolina, issues from the state have a well-deserved reputation for high quality -- which has led investors around the country to the North Carolina market. As a result, strong demand should support prices of North Carolina municipal securities in the coming months.

As of September 30, 1996, the Fund held laddered maturities of high-quality North Carolina bonds. The average maturity of these holdings was 6.04 years; the average credit quality was AA. Approximately 87% of the Fund's assets are invested in general obligations bonds and 8% in high-quality revenue bonds. The remainder is held in cash or cash equivalents. Currently, no one issuer accounts for more than 9% of the portfolio./16/



--------------------------------------------------------------------------------
/14/The Fund's income may be subject to certain state and local taxes and, depending on your tax status, to the federal alternative minimum tax.

/15/With the maximum sales charge of 2.00%, the Fund's total return for the 12-month period was 0.53% (Class A Shares).

/16/The composition of the Fund's portfolio is subject to change.

                   [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

                BB&T NORTH CAROLINA INTERMEDIATE TAX-FREE FUND

                          Average Annual Total Return
                                 As of 9/30/96
================================================================================
                         Inception                          Since
Class                      Date            1 Year         Inception
--------------------------------------------------------------------------------
Class A Shares*          10/16/92          0.53%             3.33%

Trust Shares             10/16/92          2.77%             3.97%
================================================================================
* Reflects 2.00% Maximum Sales Charge


                             [GRAPH APPEARS HERE]

        ------------------------------------------------------------------------
                          Value Of $10,000 Investment
        ------------------------------------------------------------------------

                                                   Lehman Bros. 5-Year
                Trust Shares    Class A Shares*    General Oblig. Index
   10/16/92           10000              9804                   10000
    9/30/93           10662             10451                   10833
    9/30/94           10537             10313                   10850
    9/30/95           11355             11097                   11856
    9/30/96           11669             11386                   12366


Past performance is not predictive of future results. Investment return and the principal value of shares in the BB&T Mutual Funds will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. A portion of the Fund's fees have been voluntarily waived. If the fees had not been waived, the Fund's total return for the period would have been lower. Past performance is no guarantee of future results.

The performance of the BB&T North Carolina Tax-Free Fund is measured against the Lehman Brothers 5-Year General Obligations Index, widely used as a broad measure of the performance of tax-exempt municipal securities with an average maturity of five years. The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services.

                   [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

THE BB&T U.S. TREASURY MONEY MARKET FUND/17/

The economy's strength continually surprised investors throughout the year ended September 30, 1996. As a result, the markets were volatile as investors spent much of the period expecting some action by the Federal Reserve.

Given the environment, we remained flexible during the period. While approximately 50% of the Fund's assets were invested in Treasury notes and bills, the remainder was held in overnight securities in an effort to maximize our ability to respond rapidly to changes in the market. As a result, throughout the period, the Fund was well positioned to capture opportunities to enhance yield.

Given the mixed signals the economy is currently sending, we continue to emphasize flexibility in the selection of all investments. As of September 30, 1996, the average maturity of the Fund's holdings was 40 days; the average credit quality was AAA.




                                                                           10/96
--------------------------------------------------------------------------------
/17/An investment in the Fund is neither insured nor guaranteed by the U.S.
    Government. There can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

Some of the fees of the Funds are currently being waived, resulting in higher total returns than would occur if the full fees were charged.

Shares in the Funds involve investment risks, including possible loss of principal, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Fund shares are not deposits or obligations of, or guaranteed or endorsed by, Branch Banking and Trust Company or its affiliates, nor are they insured by the FDIC or any other agency.

The BB&T Mutual Funds are distributed by BISYS Fund Services.

                   [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

                          INDEPENDENT AUDITORS' REPORT

The Shareholders and Board of Trustees of
 BB&T Mutual Funds Group:

We have audited the accompanying statements of assets and liabilities of the BB&T Mutual Funds Group-U.S. Treasury Money Market Fund, Short-Intermediate U.S. Government Income Fund, Intermediate U.S. Government Bond Fund, North Carolina Intermediate Tax-Free Fund, Growth and Income Stock Fund, Balanced Fund and Small Company Growth Fund, including the schedules of portfolio investments, as of September 30, 1996, and the related statements of operations, statements of changes in net assets and the financial highlights for each of the periods indicated herein. These financial statements and the financial highlights are the responsibility of the BB&T Mutual Funds Group's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of September 30, 1996, by confirmation with the custodian and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds comprising the BB&T Mutual Funds Group at September 30, 1996, the results of their operations, the changes in their nets assets and the financial highlights for each of the periods indicated herein, in conformity with generally accepted accounting principles.

                                          KPMG Peat Marwick LLP

Columbus, Ohio
November 8, 1996

                   [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

                     Statements of Assets and Liabilities
                              September 30, 1996



                                                            U.S. Treasury   Short-Intermediate    Intermediate
                                                            Money Market     U.S. Government    U.S. Government
                                                                Fund           Income Fund         Bond Fund
                                                            --------------  ------------------  -----------------

                    ASSETS:
Investments, at value (Amortized cost $118,757,258;
cost $68,917,857; and $124,082,549, respectively)......      $ 118,757,258     $ 68,372,719       $ 122,548,269
Repurchase agreements, at cost.........................        117,372,191               --                 --
                                                             -------------      -----------       -------------
Total Investments......................................        236,129,449       68,372,719         122,548,269
Interest receivable....................................            111,458          999,247           1,819,677
Prepaid expenses and other.............................              6,811            2,354               3,455
                                                             -------------      -----------        ------------
          Total Assets.................................        236,247,718       69,374,320         124,371,401
                                                             -------------      -----------        ------------
                                   LIABILITIES:
Dividends payable......................................            865,628          331,984             615,773
Accrued expenses and other payables:
    Investment advisory fees...........................             76,392           28,174              50,912
    Administration fees................................             38,196           11,270              20,365
    Distribution fees..................................              5,361            1,298               1,016
    Accounting and transfer agent fees.................             20,150           12,198              16,970
    Other..............................................             31,396           11,910              21,254
                                                             -------------      -----------        ------------
          Total Liabilities............................          1,037,123          396,834             726,290
                                                             -------------      -----------        ------------
                                   NET ASSETS:
Capital................................................        235,210,595       71,003,107         127,115,765
Undistributed net investment income....................                 --               --               5,718
Net unrealized depreciation on investments.............                 --         (545,138)         (1,534,280)
Accumulated undistributed net realized losses on
investment transactions................................                 --       (1,480,483)         (1,942,092)
                                                             =============      ===========        ============
          Net Assets                                         $ 235,210,595     $ 68,977,486       $ 123,645,111
                                                             =============      ===========        ============

                                   Continued

                   [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

                              September 30, 1996


                                                            U.S. Treasury   Short-Intermediate    Intermediate
                                                            Money Market     U.S. Government    U.S. Government
                                                                Fund           Income Fund         Bond Fund
                                                            --------------  ------------------  -----------------

Net Assets
         Class A.......................................      $  27,931,354     $  6,356,000         $ 3,659,147
         Class B.......................................          1,304,785               --             353,334
         Trust Class...................................        205,974,456       62,621,486         119,632,630
                                                             =============      ===========       =============
             Total.....................................      $ 235,210,595     $ 68,977,486       $ 123,645,111
                                                             =============     ============       =============
Outstanding units of beneficial interest (shares)
         Class A.......................................         27,931,354          653,039             380,071
         Class B.......................................          1,304,785               --              36,791
         Trust Class...................................        205,974,456        6,430,579          12,411,224
                                                              ============      ===========        ============
             Total.....................................        235,210,595        7,083,618          12,828,086
                                                              ============      ===========        ============
Net asset value
         Class A--redemption price per share...........       $       1.00      $      9.73        $       9.63
         Class B--offering price per share*............               1.00               --                9.60
         Trust Class--offering and redemption price per
                     share.............................               1.00             9.74                9.64
                                                              ============      ===========        ============
Maximum Sales Charge (Class A).........................                                2.00%               4.50%
                                                                                ===========        ============
Maximum Offering Price (100%/ (100%-Maximum Sales
Charge) of net asset value adjusted to nearest cent)
per share--Class A.....................................       $       1.00(a)   $      9.93        $      10.08
                                                              ============      ===========        ============


----------
* Redemption price per share (Class B) varies by length of time shares are held.
(a) Offering price and redemption price are the same for the U.S. Treasury Money Market Fund.


                       See notes to financial statements

                   [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

                      Statement of Assets and Liabilities
                              September 30, 1996

                                                   North Carolina     Growth and                   Small Company
                                                    Intermediate     Stock Income     Balanced        Growth
                                                    Tax-Free Fund        Fund           Fund           Fund
                                                    --------------    ------------   -----------   --------------
               ASSETS:
Investments, at value (Cost $38,239,071;
$182,180,043; $75,172,426; and $31,600,228,
respectively).....................................   $ 38,344,894    $ 229,746,482  $ 83,721,546    $ 47,530,175
Cash..............................................             --               --            --             603
Interest and dividends receivable.................        505,044          480,905       802,367           1,346
Receivable for capital shares issued..............             --           11,672            --           8,172
Receivable from brokers for investments sold......             --               --            --         155,737
Unamortized organization costs....................             --               --            --           2,099
Prepaid expense and other.........................          3,840            6,854         2,255          21,262
                                                      -----------     ------------   -----------      ----------
         Total Assets.............................     38,853,778      230,245,913    84,526,168      47,719,394
                                                      -----------     ------------   -----------      ----------
               LIABILITIES:
Dividends payable.................................        113,896          254,872       270,535              --
Payable for capital shares redeemed...............             --               --           665              --
Payable to brokers for investments purchased......        994,750          301,705            --         655,782
Accrued expenses and other payables:
         Investment advisory fees.................         15,331           93,590        34,068          36,192
         Administration fees......................          4,599           37,436        13,627           7,238
         Distribution fees........................          1,139            6,721         4,349           3,744
         Accounting and transfer agent fees.......         10,604           27,468        20,882          20,517
         Other....................................          9,205           36,132        13,447          10,521
                                                      -----------     ------------   -----------      ----------
         Total Liabilities........................      1,149,524          757,924       357,573         733,994
                                                      -----------     ------------   -----------      ----------
               NET ASSETS:
Capital...........................................     37,723,453      172,703,921    73,805,105      31,650,081
Undistributed net investment loss.................             --               --            --        (421,082)
Net unrealized appreciation on investments........        105,823       47,566,439     8,549,120      15,929,947
Accumulated undistributed net realized gains
(losses) on investment transactions...............       (125,022)       9,217,629     1,814,370        (173,546)
                                                      -----------     ------------   -----------      ----------
         Net Assets...............................    $37,704,254     $229,487,989   $84,168,595     $46,985,400
                                                      ===========     ============   ===========      ==========

                                   Continued
                                     -21-

                   [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

                               September 30, 1996

                                                                  North Carolina     Growth and                        Small Company
                                                                  Intermediate      Income Stock        Balanced           Growth
                                                                  Tax-Free Fund         Fund              Fund              Fund
                                                                  -------------     -------------     ------------    --------------
Net Assets
         Class A ..............................................    $ 9,261,340       $ 18,948,734      $12,455,697      $ 7,412,707
         Class B ..............................................             --          3,879,945        2,338,795        3,199,557
         Trust Class ..........................................     28,442,914        206,659,310       69,374,103       36,373,136
                                                                   -----------       ------------      -----------      -----------
             Total ............................................    $37,704,254       $229,487,989      $84,168,595      $46,985,400
                                                                   ===========       ============      ===========      ===========
Outstanding units of beneficial interest (shares)
         Class A ..............................................        921,898          1,237,278        1,041,648          351,971
         Class B ..............................................             --            253,687          196,298          152,963
         Trust Class ..........................................      2,830,793         13,468,959        5,812,814        1,717,398
                                                                   -----------       ------------      -----------      -----------
             Total ............................................      3,752,691         14,959,924        7,050,760        2,222,332
                                                                   ===========       ============      ===========      ===========
Net asset value
         Class A--redemption price per share ..................    $     10.05       $      15.31      $     11.96      $     21.06
         Class B--offering price per share ....................             --              15.29            11.91            20.92
         Trust Class--offering and redemption price per share..          10.05              15.34            11.93            21.18
                                                                   ===========       ============      ===========      ===========
Maximum Sales Charge (Class A) ................................           2.00%              4.50%            4.50%            4.50%
                                                                   ===========       ============      ===========      ===========
Maximum Offering Price (100%/(100%-Maximum Sales
  Charge) of net asset value adjusted to nearest cent) per
  share--Class A                                                   $     10.26       $      16.03      $     12.52      $     22.05
                                                                   ===========       ============      ===========      ===========


----------
* Redemption price per share (Class B) varies by length of time shares are held.







                       See notes to financial statements

                   [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

                            Statements of Operations

                      For the year ended September 30, 1996

                                                                   U.S. Treasury   Short-Intermediate      Intermediate
                                                                    Money Market     U.S. Government      U.S. Government
                                                                       Fund            Income Fund           Bond Fund
                                                                   -------------   ------------------     ---------------
INVESTMENT INCOME:
Interest income.................................................   $ 9,828,598          $ 3,889,555          $ 7,251,688
                                                                    ----------           ----------           ----------
                  Total Income..................................     9,828,598            3,889,555            7,251,688
                                                                   -----------          -----------          -----------
EXPENSES:
Investment advisory fees........................................       731,113              346,207              638,632
Administration fees.............................................       365,557              115,305              212,620
Distribution fees--Class A......................................       108,449               33,463               21,772
Distribution fees--Class B......................................         5,530                 --                  1,386
Custodian and accounting fees...................................        89,880               50,611               62,412
Legal and audit fees............................................        55,738               19,458               33,048
Organization costs..............................................             9                  216                   90
Trustees' fees and expenses.....................................         8,220                2,706                5,262
Transfer agent fees.............................................        66,210               46,788               59,736
Registration and filing fees....................................        16,331                4,554                3,744
Printing costs..................................................        39,552                7,447               13,566
Other...........................................................         4,218                2,208                3,349
                                                                   -----------          -----------          -----------
                  Gross Expenses................................     1,490,807              628,963            1,055,617
Expenses voluntarily reduced....................................       (56,370)             (74,671)            (117,853)
                                                                   -----------          -----------          -----------
                  Total Expenses................................     1,434,437              554,292              937,764
                                                                   -----------          -----------          -----------
Net Investment Income...........................................     8,394,161            3,335,263            6,313,924
                                                                   -----------          -----------          -----------
REALIZED/UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized losses on investment transactions..................          --               (162,759)            (725,469)
Change in unrealized depreciation on investments................          --               (686,269)          (2,757,133)
                                                                   -----------          -----------          -----------
Net realized/unrealized losses on investments...................          --               (849,028)          (3,482,602)
                                                                   -----------          -----------          -----------
Change in net assets resulting from operations..................   $ 8,394,161          $ 2,486,235          $ 2,831,322
                                                                   ===========          ===========          ===========

                       See notes to financial statements

                   [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

                           Statements of Operations

                     For the year ended September 30, 1996

                                                                      North
                                                                     Carolina       Growth and                    Small Company
                                                                   Intermediate    Income Stock     Balanced          Growth
                                                                   Tax-Free Fund       Fund           Fund             Fund
                                                                   -------------   ------------    -----------    -------------
INVESTMENT INCOME:
Interest income..................................................   $ 1,681,672    $    451,511    $ 2,702,304    $    233,058
Dividend income..................................................          --         5,439,921        996,840           9,282
                                                                    -----------    ------------    -----------    ------------
         Total Income............................................     1,681,672       5,891,432      3,699,144         242,340
                                                                    -----------    ------------    -----------    ------------
EXPENSES:
Investment advisory fees.........................................       215,256       1,490,003        549,962         308,711
Administration fees..............................................        71,752         402,293        148,506          61,583
Distribution fees--Class A.......................................        45,087          73,234         56,073          18,773
Distribution fees--Class B.......................................          --            14,031         11,185          10,500
Custodian and accounting fees....................................        36,073          95,174         62,173          76,747
Legal and audit fees.............................................        19,806          63,054         24,576           8,040
Organization costs...............................................            37              73           --            11,130
Trustees' fees and expenses......................................         1,974           9,552          3,450           1,170
Transfer agent fees..............................................        43,518          98,334         74,592          75,282
Registration and filing fees.....................................         3,936          20,754          8,166           5,832
Printing costs...................................................         5,549          22,290          8,310           3,095
Other............................................................         1,524           5,436          2,136             522
                                                                    -----------    ------------    -----------    ------------
         Gross expenses..........................................       444,512       2,294,228        949,129         581,385
Expenses voluntarily reduced.....................................       (85,394)       (520,946)      (206,753)        (10,226)
                                                                    -----------    ------------    -----------    ------------
         Total expenses..........................................       359,118       1,773,282        742,376         571,159
                                                                    -----------    ------------    -----------    ------------
Net Investment Income (Loss).....................................     1,322,554       4,118,150      2,956,768        (328,819)
                                                                    -----------    ------------    -----------    ------------
REALIZED/UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment transactions...........       (47,072)       9,428,482      2,206,261         90,971
Change in unrealized appreciation (depreciation) on investments..      (302,527)      24,542,390      3,503,931     12,148,737
                                                                     ----------     ------------    -----------    -----------
Net realized/unrealized gains (losses) on investments............      (349,599)      33,970,872      5,710,192     12,239,708
                                                                     ----------     ------------    -----------    -----------
Change in net assets resulting from operations...................    $  972,955     $ 38,089,022    $ 8,666,960    $11,910,889
                                                                     ==========     ============    ===========    ===========

                       See notes to financial statements

                   [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

                      Statements of Changes in Net Assets

                                                                 U.S. Treasury             Short-Intermediate
                                                                 Money Market                U.S. Government
                                                                     Fund                      Income Fund
                                                           ----------------------------  ---------------------------
                                                            For the        For the        For the       For the
                                                              year           year           year          year
                                                             ended          ended          ended         ended
                                                           September 30,  September 30,  September 30, September 30,
                                                              1996           1995           1996          1995
                                                           -------------  -------------  ------------- -------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income................................... $   8,394,161  $   5,085,963  $  3,335,263  $  2,904,229
  Net realized losses on investment transactions..........          --             --        (162,759)   (1,125,416)
  Net change in unrealized appreciation...................
  (depreciation) on  investments..........................          --             --        (686,269)    2,643,412
                                                           -------------  -------------  ------------  ------------
Change in net assets resulting from operations............     8,394,161      5,085,963     2,486,235     4,422,225
                                                           -------------  -------------  ------------  ------------
DISTRIBUTIONS TO CLASS A SHAREHOLDERS:
  From net investment income..............................      (948,869)      (285,363)     (371,250)     (421,136
DISTRIBUTIONS TO CLASS B SHAREHOLDERS(a):
  From net investment income..............................       (19,543)          --            --            --
DISTRIBUTIONS TO TRUST CLASS SHAREHOLDERS:
  From net investment income..............................    (7,425,749)    (4,800,600)   (2,964,013)   (2,483,093)
                                                           -------------  -------------  ------------  ------------
Change in net assets from shareholder distributions.......    (8,394,161)    (5,085,963)   (3,335,263)   (2,904,229)
                                                           -------------  -------------  ------------  ------------
CAPITAL TRANSACTIONS:
  Proceeds from shares issued.............................   449,946,776    413,983,846    32,001,311    16,642,791
  Dividends reinvested....................................     1,721,604        507,038     1,448,084       778,260
  Cost of shares redeemed.................................  (350,488,723)  (359,409,516)  (15,729,346)  (15,385,757)
                                                           -------------  -------------  ------------  ------------
Change in net assets from share transactions..............   101,179,657     55,081,368    17,720,049     2,035,294
                                                           -------------  -------------  ------------  ------------
Change in net assets......................................   101,179,657     55,081,368    16,871,021     3,553,290
NET ASSETS:
  Beginning of period.....................................   134,030,938     78,949,570    52,106,465    48,553,175
                                                           -------------  -------------  ------------  ------------
  End of period........................................... $ 235,210,595  $ 134,030,938  $ 68,977,486  $ 52,106,465
                                                           =============  =============  ============  ============
SHARE TRANSACTIONS:
  Issued..................................................   449,946,776    413,983,846     3,264,121     1,718,480
  Reinvested..............................................     1,721,604        507,038       146,965        80,130
  Redeemed................................................  (350,488,723)  (359,409,516)   (1,597,468)   (1,581,451)
                                                           -------------  -------------  ------------  ------------
Change in shares..........................................   101,179,657     55,081,368     1,813,618       217,159
                                                           =============  =============  ============  ============

----------

(a) From January 1, 1996 (commencement of operations) through September 30,
    1996.

                       See notes to financial statements

                   [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

                      Statements of Changes in Net Assets


                                                                      Intermediate U.S.                North Carolina
                                                                       Government Bond              Intermediate Tax-Free
                                                                            Fund                            Fund
                                                                ------------------------------- ------------------------------
                                                                   For the         For the         For the         For the
                                                                    year            year            year            year
                                                                    ended           ended           ended           ended
                                                                September 30,    September 30,   September 30,   September 30,
                                                                    1996             1995            1996           1995
                                                                --------------  --------------- --------------- --------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income................................         $  6,313,924    $  5,024,624    $  1,322,554    $  1,416,162
  Net realized losses on investment transactions.......             (725,469)     (1,194,343)        (47,072)        (77,950)
  Net change in unrealized appreciation (depreciation)
   on investments......................................           (2,757,133)      5,832,579        (302,527)      1,483,907
                                                                ------------    ------------    ------------    ------------
Change in net assets resulting from operations.........            2,831,322       9,662,860         972,955       2,822,119
                                                                ------------    ------------    ------------    ------------
DISTRIBUTIONS TO CLASS A SHAREHOLDERS:
  From net investment income...........................             (247,352)       (377,937)       (322,468)       (330,842)
DISTRIBUTIONS TO CLASS B SHAREHOLDERS(a):
  From net investment income...........................               (6,966)             --              --              --
DISTRIBUTIONS TO TRUST CLASS SHAREHOLDERS:
  From net investment income...........................           (6,059,606)     (4,646,687)     (1,000,086)     (1,085,320)
                                                                ------------    ------------    ------------    ------------
Change in net assets from shareholder distributions....           (6,313,924)     (5,024,624)     (1,322,554)     (1,416,162)
                                                                ------------    ------------    ------------    ------------
CAPITAL TRANSACTIONS:
  Proceeds from shares issued..........................           66,845,451      23,171,044      11,820,669      10,916,979
  Dividends reinvested.................................            4,689,472       3,929,840         268,478         278,161
  Cost of shares redeemed..............................          (28,159,031)    (23,210,413)    (10,843,225)    (14,646,808)
                                                                ------------    ------------    ------------    ------------
Change in net assets from share transactions...........           43,375,892       3,890,471       1,245,922      (3,451,668)
                                                                ------------    ------------    ------------    ------------
Change in net assets...................................           39,893,290       8,528,707         896,323      (2,045,711)

NET ASSETS:
  Beginning of period..................................           83,751,821      75,223,114      36,807,931      38,853,642
                                                                ------------    ------------    ------------    ------------
  End of period........................................         $123,645,111    $ 83,751,821    $ 37,704,254    $ 36,807,931
                                                                ============    ============    ============    ============
SHARE TRANSACTIONS:
  Issued...............................................            6,757,431       2,419,901       1,171,335       1,107,634
  Reinvested...........................................              478,491         414,007          26,506          28,266
  Redeemed.............................................           (2,876,321)     (2,420,431)     (1,071,579)     (1,480,683)
                                                                ------------    ------------    ------------    ------------
Change in shares.......................................            4,359,601         413,477         126,262        (344,783)
                                                                ============    ============    ============    ============

______________
(a) From January 1, 1996 (commencement of operations) through September 30,
    1996.

                       See notes to financial statements

                   [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

                      Statements of Changes in Net Assets

                                                              Growth and Income Stock                         Balanced
                                                                        Fund                                    Fund
                                                          --------------------------------         ---------------------------------
                                                             For the            For the              For the             For the
                                                               year               year                 year                year
                                                               ended              ended                ended               ended
                                                          September 30,       September 30,        September 30,       September 30,
                                                               1996               1995                 1996                1995
                                                          -------------       -------------        -------------       -------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
 Net investment income................................... $  4,118,150        $  2,757,443         $  2,956,768       $  2,228,732
 Net realized gains (losses) on investment transactions..    9,428,482           1,084,821            2,206,261           (361,045)
 Net change in unrealized appreciation on investments....   24,542,390          18,939,826            3,503,931          6,451,498
                                                          ------------        ------------         ------------       ------------
Change in net assets resulting from operations...........   38,089,022          22,782,090            8,666,960          8,319,185
                                                          ------------        ------------         ------------       ------------
DISTRIBUTIONS TO CLASS A SHAREHOLDERS:
 From net investment income..............................     (270,458)           (187,792)            (421,901)          (355,479)
 From net realized gains from investment transactions....      (76,748)            (83,203)                  --                 --
 In excess of net realized gains from investment
  transactions...........................................           --            (108,268)                  --                 --
DISTRIBUTIONS TO CLASS B SHAREHOLDERS (a):
 From net investment income..............................      (19,098)                 --              (39,026)                --
DISTRIBUTIONS TO TRUST CLASS SHAREHOLDERS:
 From net investment income..............................   (3,828,594)         (2,569,651)          (2,495,841)        (1,873,253)
 From net realized gains from investment transactions....   (1,044,981)         (1,001,618)                  --                 --
 In excess of net realized gains from investment
  transactions...........................................           --          (1,152,654)                  --                 --
                                                          ------------        ------------         ------------       ------------
Change in net assets from shareholder distributions......   (5,239,879)         (5,103,186)          (2,956,768)        (2,228,732)
                                                          ------------        ------------         ------------       ------------
CAPITAL TRANSACTIONS:
 Proceeds from shares issued.............................   78,886,812          57,688,354           30,350,061         18,039,983
 Dividends reinvested....................................    3,546,244           3,097,037            2,471,085          1,590,880
 Cost of shares redeemed.................................  (42,239,195)        (19,347,795)         (13,413,504)       (14,945,721)
                                                          ------------        ------------         ------------       ------------
Change in net assets from share transactions.............   40,193,861          41,437,596           19,407,642          4,685,142
                                                          ------------        ------------         ------------       ------------
Change in net assets.....................................   73,043,004          59,116,500           25,117,834         10,775,595
NET ASSETS:

 Beginning of period.....................................  156,444,985          97,328,485           59,050,761         48,275,166
                                                          ------------        ------------         ------------       ------------
 End of period........................................... $229,487,989        $156,444,985         $ 84,168,595       $ 59,050,761
                                                          ============        ============         ============       ============
SHARE TRANSACTIONS:
 Issued..................................................    5,587,933           4,774,121            2,636,434          1,719,005
 Reinvested..............................................      252,319             275,871              214,800            156,859
 Redeemed................................................   (2,926,808)         (1,633,604)          (1,159,914)        (1,469,697)
                                                          ------------        ------------         ------------       ------------
Change in shares.........................................    2,913,444           3,416,388            1,691,320            406,167
                                                           ============        ============         ============       ============

----------
(a) From January 1, 1996 (commencement of operations) through September 30,
    1996.

                       See notes to financial statements

                   [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

                       Statements of Changes in Net Assets

                                                                                          Small Company
                                                                                           Growth Fund
                                                                                  ------------------------------
                                                                                    For the     For the period
                                                                                      year      December 7, 1994
                                                                                     ended            to
                                                                                 September 30,   September 30,
                                                                                      1996           (a)5
                                                                                 ------------- ----------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment loss...........................................................   $ (328,819)     $  (92,263)
  Net realized gains (losses) on investment transactions........................       90,971        (264,517)
  Net change in unrealized appreciation on investments..........................   12,148,737       3,781,210
                                                                                   -----------     -----------
Change in net assets resulting from operations..................................   11,910,889       3,424,430
                                                                                   -----------     -----------
CAPITAL TRANSACTIONS:

  Proceeds from shares issued...................................................   22,938,972      15,189,335
  Cost of shares redeemed.......................................................   (5,922,093)       (556,133)
                                                                                   -----------     -----------
Change in net assets from share transactions....................................   17,016,879      14,633,202
                                                                                   -----------     -----------
Change in net assets............................................................   28,927,768      18,057,632
NET ASSETS:

  Beginning of period...........................................................   18,057,632               -
                                                                                   -----------     -----------
  End of period.................................................................  $46,985,400    $ 18,057,632
                                                                                   ===========     ===========
SHARE TRANSACTIONS:

  Issued........................................................................    1,298,090       1,280,823
  Redeemed......................................................................     (315,568)        (41,013)
                                                                                   -----------     -----------
Change in shares................................................................      982,522       1,239,810
                                                                                   ===========     ===========

-------------
(a) Period from commencement of operations.



                       See notes to financial statements

                   [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

                        U.S. TREASURY MONEY MARKET FUND


                       Schedule of Portfolio Investments
                              September 30, 1996

Principal             Security             Amortized
  Amount             Description             Cost
-----------  ---------------------------- ------------
U.S. Treasury Bills (47.9%):
$12,000,000   10/17/96 .................   $11,972,922
  6,000,000   11/7/96 ..................     5,968,581
 12,000,000   11/14/96 .................    11,925,200
  6,000,000   11/21/96 .................     5,956,055
 12,000,000   12/5/96 ..................    11,887,550
  8,000,000   12/12/96 .................     7,916,780
  6,000,000   12/19/96 .................     5,930,941
  6,000,000   12/26/96 .................     5,925,897
  6,000,000   1/2/97 ...................     5,918,315
  8,000,000   1/9/97 ...................     7,883,472
  8,000,000   1/16/97 ..................     7,878,971
  8,000,000   1/23/97 ..................     7,871,053
  8,000,000   1/30/97 ..................     7,860,850
  8,000,000   2/6/97 ...................     7,852,231
                                          ------------
    Total U.S. Treasury Bills              112,748,818
                                          ------------
U.S. Treasury Notes (2.6%):
  6,000,000     6.13%, 12/31/96.........     6,008,440
                                          ------------
    Total U.S. Treasury Notes                6,008,440
                                          ------------
    Total Investments                      118,757,258
                                          ------------

 Principal             Security                               Amortized
   Amount             Description                               Cost
 -----------  ----------------------------                   ------------
Repurchase Agreements (49.9%):
$40,000,000  H.S.B.C. Securities,5.70%,
             10/1/96 (Collateralized by
             41,250,000 U.S. Treasury
             Notes, 6.13%, 9/30/00, market
             value-$40,831,550)......................      $ 40,000,000
25,000,000   Lehman Brothers, 5.70%, 10/1/96
             (Collateralized by 19,055,000
             U.S. Treasury Notes, 11.86%,
             11/15/03, market value--
             $25,501,143)............................        25,000,000
52,372,191   NationsBank, 5.70%, 10/1/96
             (Collateralized by 53,600,000
             U.S.Treasury Notes, 6.38%,
             9/30/01, market value--
             $53,408,387)............................        52,372,191
                                                           ------------
    Total Repurchase Agreements                             117,372,191
                                                           ------------
    Total (Amortized Cost--$236,129,449)(a)               $ 236,129,449
                                                           ============

----------
Percentages indicated are based on net assets of $235,210,595.

(a) Cost for federal income tax and financial reporting purposes are the same.



                       See notes to financial statements

                   [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

SHORT-INTERMEDIATE U.S. GOVERNMENT INCOME FUND

                        Schedule of Portfolio Investments
                               September 30, 1996

 Shares
   or
Principal             Security                        Market
 Amount              Description                      Value
----------  ------------------------------          -----------
Corporate Bonds (2.8%):
Automotive (2.8%):
$2,000,000    Ford Motor Credit, 6.38%, 10/6/00..    $ 1,962,500
                                                     -----------
    Total Corporate Bonds                              1,962,500
                                                     -----------
Pass-through Mortgage Securities (3.1%):
Federal National Mortgage Assoc.:
 2,172,875    7.00%, 6/1/08, Pool # 50751........      2,155,883
                                                     -----------
    Total Pass-through Mortgage Securities             2,155,883
                                                     -----------
U.S. Government Agencies (5.8%):
Federal Home Loan Bank:
 3,000,000   6.17%, 3/8/01.......................      2,948,280
 1,000,000   7.28%, 7/25/01......................      1,025,410
                                                     -----------
    Total U.S. Government Agencies                     3,973,690
                                                     -----------
U.S. Treasury Notes (85.2%):
 4,250,000   6.88%, 3/31/97......................      4,280,473
 4,250,000   8.88%, 11/15/97.....................      4,385,277


 Shares
   or
Principal             Security                Market
 Amount             Description               Value
----------  -----------------------------   -----------
U.S. Treasury Notes , continued:
$4,500,000   5.63%, 1/31/98 ...............$ 4,480,515
 6,500,000   7.25%, 2/15/98 ...............  6,603,935
 7,000,000   8.25%, 7/15/98 ...............  7,251,510
 4,500,000   5.88%, 3/31/99 ...............  4,466,520
 6,500,000   6.50%, 4/30/99 ...............  6,542,315
 6,000,000   8.00%, 8/15/99 ...............  6,263,400
 8,000,000   6.75%, 4/30/00 ...............  8,090,160
 6,000,000   6.38%, 8/15/02 ...............  5,956,680
   500,000   5.88%, 11/15/05 ..............    472,140
                                           -----------
    Total U.S. Treasury Notes               58,792,925
                                           -----------
Investment Companies (2.2%):

 1,487,721  Federated Cash Reserves U.S.
               Treasury Fund.............    1,487,721
                                           -----------
    Total Investment Companies               1,487,721
                                           -----------
    Total (Cost-$68,917,857)(a)            $68,372,719
                                           ===========

----------
Percentages indicated are based on net assets of $68,977,486.

(a) Represents cost for federal income tax purposes and differs from value by net unrealized depreciation of securities as follows:

              Unrealized appreciation...........   $ 297,466
              Unrealized depreciation...........    (842,604)
                                                   ----------
              Net unrealized depreciation.......   $(545,138)
                                                   ==========

                        See notes to financial statements

                   [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

                    INTERMEDIATE U.S. GOVERNMENT BOND FUND




                       Schedule of Portfolio Investments
                              September 30, 1996

  Shares
    or
Principal             Security                          Market
  Amount             Description                         Value
-----------  ----------------------------            ------------
Corporate Bonds (3.2%):
Automotive (3.2%):
$4,000,000   Ford Motor Credit, 6.38%,
               10/6/00............................    $ 3,925,000
                                                     ------------
    Total Corporate Bonds                               3,925,000
                                                     ------------
Pass-through Mortgage Securities (15.9%):
Federal Home Loan Mortgage Corp.:
  2,722,664  7.50%, 7/1/07, Pool #E00108..........      2,749,890
Federal National Mortgage Assoc.:
  5,295,084  6.00%, 6/1/08, Pool #124885..........      5,078,303
  4,035,340  7.00%, 6/1/08, Pool # 50751..........      4,003,784
Government National Mortgage Assoc.:
  3,701,128  7.50%, 3/15/23, Pool # 342553........      3,676,811
  4,286,375  7.00%, 8/15/23, Pool # 354627........      4,151,054
                                                     ------------
    Total Pass-through Mortgage Securities             19,659,842
                                                     ------------
U.S. Government Agencies (4.2%):
Federal Home Loan Bank:
  2,000,000  8.38%, 10/25/99......................      2,108,080
  3,000,000  7.36%, 7/1/04........................      3,086,520
                                                     ------------
    Total U.S. Government Agencies                      5,194,600
                                                     ------------

  Shares
    or
Principal             Security                          Market
  Amount             Description                         Value
-----------  ----------------------------            ------------
U.S. Treasury Bonds (14.2%):
$ 3,000,000  12.00%, 5/15/05......................    $ 4,026,270
  6,000,000   9.38%, 2/15/06......................      7,108,440
  1,500,000   9.13%, 5/15/09......................      1,705,530
  4,500,000   7.50%, 11/15/16.....................      4,712,535
                                                     ------------
    Total U.S. Treasury Bonds                          17,552,775
                                                     ------------
U.S. Treasury Notes (60.6%):

  5,000,000   6.13%, 3/31/98......................      5,008,750
 11,500,000   7.00%, 4/15/99......................     11,707,230
  8,000,000   6.88%, 7/31/99......................      8,116,640
 10,500,000   7.88%, 8/15/01......................     11,104,905
 11,000,000   6.38%, 8/15/02......................     10,920,580
  8,000,000   6.25%, 2/15/03......................      7,866,720
  9,500,000   7.25%, 8/15/04......................      9,838,010
 11,000,000   5.88%, 11/15/05.....................     10,387,080
                                                     ------------
    Total U.S. Treasury Notes                          74,949,915
                                                     ------------
Investment Companies (1.0%):
  1,266,137   Federated Cash Reserves
                U.S. Treasury Fund................      1,266,137
                                                     ------------
    Total Investment Companies                          1,266,137
                                                     ------------
    Total (Cost-$124,082,549)(a)                    $ 122,548,269
                                                     ============

----------
Percentages indicated are based on net assets of $123,645,111.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $35,586. Cost for federal income tax purposes differs from value by net unrealized depreciation of securities as follows:

               Unrealized appreciation             $   726,410
               Unrealized depreciation              (2,296,276)
                                                   ===========
               Net unrealized depreciation         $(1,569,866)
                                                   ===========

                        See notes to financial statements

                   [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

NORTH CAROLINA INTERMEDIATE TAX-FREE FUND

                              September 30, 1996

 Shares
   or
Principal                                           Security                                             Market
 Amount                                            Description                                           Value
----------  ------------------------------------------------------------------------------------------ -----------
Municipal Bonds (95.2%):
General Obligation Bonds (87.0%):
$  500,000            Asheville, 4.80%, 6/1/06 ......................................................   $  481,875
   470,000            Buncombe County, 5.00%, 3/1/00 ................................................      478,225
   500,000            Buncombe County, 5.00%, 3/1/03 ................................................      506,250
 1,000,000            Buncombe County, 5.10%, 3/1/07 ................................................      991,250
 1,000,000            Cary, 5.50%, 2/1/01 ...........................................................    1,033,750
   545,000            Charlotte, 6.80%, 10/1/97 .....................................................      561,072
   395,000            Charlotte, 5.20%, 7/1/01 ......................................................      406,850
 1,000,000            Charlotte, 5.30%, 4/1/10, Callable 4/1/05 @ 102 ...............................      986,250
   500,000            Chatham County, 5.40%, 4/1/11, Callable 4/1/06 @ 102*, (b) ....................      490,625
 1,000,000            City of Durham, 4.90%, 2/1/04 .................................................      997,500
   500,000            City of Durham, 5.00%, 2/1/05 .................................................      498,750
   275,000            Cleveland County, 7.10%, 6/1/99 ...............................................      293,906
   600,000            Cleveland County, 5.10%, 6/1/03 ...............................................      604,500
   500,000            Craven County, 5.50%, 6/1/09, Callable 6/1/06 @ 102* ..........................      503,750
   500,000            Durham & Wake Counties, 5.75%, 4/1/02 .........................................      528,125
   400,000            Durham County, 5.20%, 3/1/01 ..................................................      409,500
   340,000            Durham County, 5.20%, 3/1/05, Callable 3/1/02 @ 101.50 ........................      346,800
 1,000,000            Fayetteville, 4.80%, 5/1/05, Callable 5/1/03 @ 101* ...........................      975,000
   265,000            Forsyth County, 5.40%, 6/1/04, Callable 6/1/02 @ 101 ..........................      273,613
   500,000            Gaston County, 5.00%, 3/1/08, Callable 3/1/06 @ 101* ..........................      481,250
   450,000            Goldsboro, 4.90%, 6/1/99 ......................................................      454,500
   550,000            Greensboro, 6.00%, 3/1/98 .....................................................      564,438
 1,000,000            Guilford County, 4.80%, 4/1/99 ................................................    1,013,750
   300,000            Hickory, 6.50%, 5/1/99 ........................................................      314,625
   680,000            High Point, 4.40%, 4/1/02 .....................................................      662,150
   500,000            Lee County, 5.50%, 2/1/00 .....................................................      514,375
 1,000,000            Lincoln County, 4.70%, 6/1/01 .................................................    1,005,000
 1,000,000            Lincoln County, 4.80%, 6/1/04 .................................................      992,500
   700,000            Mecklenburg County, 5.75%, 3/1/03, Callable 3/1/02 @ 100.50....................      735,875
 1,000,000            Mecklenburg County, 5.00%, 4/1/08 .............................................      982,500
   500,000            Moore County, 4.75%, 6/1/03 ...................................................      495,000
   500,000            New Hanover County, 4.30%, 1/1/02 .............................................      489,375
 1,000,000            New Hanover County, 4.50%, 9/1/03 .............................................      975,000
 1,500,000            North Carolina State, 5.75%, 3/1/98 ...........................................    1,533,750
   500,000            North Carolina State, 4.70%, 2/1/01 ...........................................      501,875
 1,000,000            North Carolina State, 4.70%, 2/1/06, Callable 2/1/04 @ 101.....................      970,000
   670,000            Orange County, 5.10%, 6/1/00 ..................................................      684,238
   500,000            Orange County, 5.10%, 6/1/06, Callable 6/1/03 @ 101.5 .........................      498,125
   500,000            Orange County, 5.10%, 6/1/07, Callable 6/1/03 @ 102 ...........................      496,250
 1,000,000            Pitt County, 4.80%, 2/1/00 ....................................................    1,007,500
   500,000            Raleigh, 5.00%, 2/1/08, Callable 2/1/00 @ 102 .................................      490,625
   400,000            Rocky Mount, 5.50%, 5/1/97 ....................................................      403,980
   700,000            Rowan County, 5.50%, 4/1/05 ...................................................      727,125

                                   Continued

                   [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

                   NORTH CAROLINA INTERMEDIATE TAX-FREE FUND

                  Schedule of Portfolio Investments Continued
                               September 30, 1996

 Shares
   or
Principal                                           Security                                             Market
 Amount                                            Description                                           Value
----------  ------------------------------------------------------------------------------------------ -----------
Municipal Bonds, continued:
General Obligation Bonds, continued:
$  225,000    Rowan County, 5.50%, 2/1/07, Callable 2/1/06 @ 100.5 ................................      $   231,188
   200,000    Union County, 5.80%, 3/1/05, Callable 3/1/02 @ 101.5 ................................          208,250
 1,000,000    Wake County, 4.50%, 4/1/03 ..........................................................          985,000
 1,000,000    Wayne County, 4.80%, 4/1/03 .........................................................          992,500
   500,000    Wilkes County, 5.00%, 6/1/01 ........................................................          502,500
 1,000,000    Wilmington, 4.60%, 3/1/02 ...........................................................          990,000
   505,000    Winston Salem, 6.50%, 6/1/99 ........................................................          532,775
                                                                                                         -----------
                                                                                                          32,803,610
                                                                                                         -----------
Health Care Bonds (5.9%):
   650,000    Charlotte Mecklenburg Hospital Revenue, 5.70%, 1/1/01..................................        678,437
   500,000    Charlotte Mecklenburg Hospital Revenue, 5.90%, 1/1/02..................................        526,250
   400,000    Medical Care Commission, Presbyterian Hospital Services, 5.70%, 10/1/04, Callable
              10/01/02 @ 102.........................................................................        416,000
   600,000    Medical Care Commission, Rex Hospital, 4.70%, 6/1/98...................................        603,000
                                                                                                         -----------
                                                                                                           2,223,687
                                                                                                         -----------
Housing Bonds (1.0%):
   365,000    Housing Finance Authority Revenue, 3.85%**, 9/1/16.....................................        365,000
                                                                                                         -----------
Utility Bonds (1.3%):
   500,000    Asheville Revenue, 5.30%, 8/1/09, Callable 8/1/06 @ 102*,(b)...........................        495,000
                                                                                                         -----------
    Total Municipal Bonds                                                                                 35,887,297
                                                                                                         -----------
Investment Companies (6.5%):

 1,408,264    Compass Capital Funds North Carolina Municipal Money Market Portfolio(c)...............      1,408,264
 1,049,333    North Carolina Municipal Cash Trust(c).................................................      1,049,333
                                                                                                         -----------
    Total Investment Companies                                                                             2,457,597
                                                                                                         -----------
    Total (Cost-$38,239,071)(a)                                                                          $38,344,894
                                                                                                         ===========

----------
Percentages indicated are based on net assets of $37,704,254.

(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

                                 Unrealized appreciation............  $ 332,873
                                 Unrealized depreciation............   (227,050)
                                                                      ---------
                                 Net unrealized appreciation........  $ 105,823
                                                                      =========
(b) When-Issued security

(c) 499,900 Shares of the Compass Capital Funds North Carolina Municipal Money Market and 497,069 shares of the North Carolina Municipal Cash Trust were segregated due to the "When-Issued" securities purchased.

* Additional put and demand features exist allowing the Fund to require the purchase of the instrument within variable time periods including daily, weekly, monthly, or semiannually.

** Variable rate investments. The rate reflected on the Schedule of Investments is the rate in effect at September 30, 1996.

                        See notes to financial statements

                   [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

GROWTH AND INCOME STOCK FUND

                       Schedule of Portfolio Investments
                              September 30, 1996


                     Security                         Market
 Shares             Description                        Value
----------  ----------------------------          ------------
Common Stocks (96.6%):
Apparel (1.0%):
 38,500   V.F. Corp.............................   $ 2,314,812
                                                  ------------
Banks (6.0%):
 83,800   Barnett Banks, Inc....................     2,828,250
 58,400   Boatmens Bancshares, Inc..............     3,263,100
 39,500   J. P. Morgan & Co.....................     3,510,562
 82,400   Wachovia Corp.........................     4,078,800
                                                  ------------
                                                    13,680,712
                                                  ------------
Beverages (2.4%):
145,200   Anheuser-Busch Co.....................     5,463,150
                                                  ------------
Business Equipment & Services (3.8%):
  95,400  John H. Harland Co....................     2,862,000
 113,100  Pitney Bowes,Inc......................     5,951,887
                                                  ------------
                                                     8,813,887
                                                  ------------
Chemicals (3.7%):
 79,300   Air Products & Chemicals, Inc.........     4,619,225
 18,500   Monsanto Corp.........................       675,250
 53,800   Vulcan Materials Co...................     3,228,000
                                                  ------------
                                                     8,522,475
                                                  ------------
Communications Equipment (2.4%):
 85,600   Harris Corp...........................     5,574,700
                                                  ------------

Computers (4.7%):
 40,900   Apple Computer, Inc...................       907,469
 79,600   Hewlett Packard Co....................     3,880,500
 77,000   Honeywell, Inc........................     4,860,625
  9,600   IBM Corp..............................     1,195,200
                                                  ------------
                                                    10,843,794
                                                  ------------
Construction Materials (0.9%):
 34,400   PPG Industries........................     1,870,500
                                                  ------------
Containers (1.6%):
120,100   Ball Corp.............................     2,942,450
 30,000   Sonoco Products Co....................       825,000
                                                  ------------
                                                     3,767,450
                                                  ------------
Defense (2.2%):
 56,600   Lockheed Martin Corp..................     5,101,075
                                                  ------------
Electrical Equipment (1.8%):
 45,200   Emerson Electric......................     4,073,650
                                                   ------------
Electronic Components (1.4%):
 64,400   Avnet, Inc............................     3,123,400
                                                  ------------
Electronic Instruments (0.2%):
 10,500   Tektronix, Inc........................       429,187
                                                  ------------
Food & Related (3.4%):
121,400   Dean Foods Co.........................   $ 3,429,550
161,400   SUPERVALU, Inc........................     4,438,500
                                                  ------------
                                                     7,868,050
                                                  ------------
Forest & Paper Products (1.9%):
 95,900   Weyerhaeuser Co.......................     4,423,388
                                                  ------------
Health Care (3.7%):
 60,000   Abbott Laboratories...................     2,955,000
 50,100   Glaxo Holdings ADR....................     1,559,363
 79,000   Johnson & Johnson.....................     4,048,750
                                                  ------------
                                                     8,563,113
                                                  ------------
Household--Major Appliances (1.0%):
 43,700   Whirlpool Corp........................     2,212,313
                                                  ------------
Household Products (1.6%):
 22,650   Unilever NV, New York Shares..........     3,570,206
                                                  ------------
Insurance (6.4%):
 93,000   Aon Corp..............................     5,045,250
 83,300   Lincoln National Corp.................     3,654,788
170,400   SAFECO Corp...........................     5,963,999
                                                  ------------
                                                    14,664,037
                                                  ------------
Leisure Time Industry (1.2%):
 75,400   Hasbro, Inc...........................     2,799,225
                                                  ------------
Manufacturing (0.5%):
  25,000  Parker Hannifin Corp..................     1,050,000
                                                  ------------
Metal Fabrication (1.4%):
  98,200  Trinity Industries....................     3,277,425
                                                  ------------
Metals (0.8%):
  28,600  Phelps Dodge Corp.....................     1,833,975
                                                  ------------
Motor Vehicles (1.2%):
  91,200  Ford Motor Co.........................     2,850,000
                                                  ------------
Multiple Industry (1.4%):
  81,900  Corning Glass.........................     3,194,100
                                                  ------------
Petroleum (8.8%):
  62,000  Ashland, Inc..........................     2,464,500
  68,200  Chevron Corp.,Inc.....................     4,271,025
  27,600  Mobil Corp............................     3,194,700
 124,200  Phillips Petroleum Co.................     5,309,549
  31,600  Royal Dutch Petroleum Co..............     4,933,550
                                                  ------------
                                                    20,173,324
                                                  ------------
Pharmaceuticals (6.6%):
  54,300  Bristol Myers Squibb Co...............     5,233,163
  67,700  Rhone-Poulenc Rorer...................     4,984,413

                                   Continued

                   [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

                          GROWTH AND INCOME STOCK FUND





                 Schedule of Portfolio Investments, Continued
                              September 30, 1996


                      Security                          Market
  Shares             Description                         Value
-----------  ----------------------------            ------------
Common Stocks, continued:
Pharmaceuticals, continued:
  78,100        Schering Plough Corp...............   $ 4,803,150
                                                    -------------
                                                       15,020,726
                                                    -------------

Photographic Equipment (0.6%):

  16,900        Eastman Kodak Co...................     1,326,650
                                                    -------------
Publishing (2.8%):
  38,000        American Greetings.................     1,087,750
  48,800        Houghton Mifflin Co................     2,299,700
 103,400        Lee Enterprises....................     2,365,275
  17,400        Media General, Inc.................       548,100
                                                    -------------
                                                        6,300,825
                                                    -------------
Railroad (0.6%):
  26,000        CSX Corp...........................     1,313,000
                                                    -------------
Restaurants (0.6%):
 110,000        Bob Evans Farms....................     1,471,250
                                                    -------------
Retail (4.5%):
 111,100        American Stores Co.................     4,444,000
  91,569        Limited, Inc.......................     1,751,257
  85,500        May Department Stores Co...........     4,157,438
                                                    -------------
                                                       10,352,695
                                                    -------------
Securities Brokers & Dealers (1.5%):
 120,925        AG Edwards.........................     3,521,941
                                                    -------------
Tobacco (0.8%):
  20,700        Philip Morris Cos., Inc............     1,857,825
                                                    -------------
Common Stocks, continued:
Trucking & Shipping (0.8%):
  75,000        Alexander & Baldwin................   $ 1,837,500
                                                    -------------
Utilities--Electric (4.3%):
  65,900        FPL Group, Inc.....................     2,850,175
  68,000        Public Service Co. Of Colorado.....     2,414,000
 160,200        Western Resources, Inc.............     4,665,825
                                                    -------------
                                                        9,930,000
                                                    -------------
Utilities--Gas (3.5%):

  61,400        Consolidated Natural Gas Co........     3,292,575
 141,000        NICOR, Inc.........................     4,758,750
                                                    -------------
                                                        8,051,325
                                                    -------------
Utilities--Telephone (4.6%):
  25,400        AT&T Corp..........................     1,327,150
  92,200        SBC Communications Inc.............     4,437,125
 123,000        Sprint Corp........................     4,781,625
                                                    -------------
                                                       10,545,900
                                                    -------------
    Total Common Stocks............................   221,587,585
                                                    -------------
Investment Companies (3.6%):
8,158,897       Federated Cash Reserves U.S.
                Treasury Fund......................     8,158,897
                                                    -------------
    Total Investment Companies                          8,158,897
                                                    -------------
    Total (Cost--$182,180,043)(a)                   $ 229,746,482
                                                    =============

----------
Percentages indicated are based on net assets of $229,487,989.

(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

                  Unrealized appreciation           $ 50,699,151
                  Unrealized depreciation             (3,132,712)
                                                      ==========
                  Net unrealized appreciation       $ 47,566,439
                                                      ==========


ADR - American Depository Receipt

                        See notes to financial statements

                   [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

BALANCED FUND

                        Schedule of Portfolio Investments
                               September 30, 1996

 Shares
   or
Principal             Security               Market
 Amount              Description             Value
----------  ------------------------------ -----------
Common Stocks (43.5%):
Apparel (0.7%):

 10,000     V.F. Corp..................... $  601,250
                                           -----------
Banks (2.5%):
 11,000     Banc One Corp.................    451,000
 10,000     Boatmens Bancshares, Inc......    558,750
  5,000     J. P. Morgan & Co.............    444,375
 14,000     Wachovia Corp.................    693,000
                                           -----------
                                            2,147,125
                                           -----------
Beverages (0.9%):
 20,000     Anheuser-Busch Co.............    752,500
                                           -----------
Business Equipment & Services (1.2%):
 10,000     John H. Harland Co............    300,000
 13,000     Pitney Bowes, Inc.............    684,125
                                           -----------
                                              984,125
                                           -----------
Chemicals (2.3%):
 8,000      Air Products & Chemicals, Inc.    466,000
 7,500      E. I. Dupont de Nemours Co....    661,875
23,000      Monsanto Corp.................    839,500
                                           -----------
                                            1,967,375
                                           -----------
Communications Equipment (0.7%):
 9,000      Harris Corp...................    586,125
                                           -----------
Computers (2.4%):
 15,000     Hewlett Packard Co............    731,250
 11,500     Honeywell, Inc................    725,938
 10,500     Xerox Corp....................    563,063
                                           -----------
                                            2,020,251
                                           -----------
Construction-Engineering (0.6%):
 10,000     Ingersol-Rand Co..............    475,000
                                           -----------
Construction Materials (0.8%):
 12,000     PPG Industries................    652,500
                                           -----------
Containers (0.5%):
 12,300     Ball Corp.....................    301,350
  3,000     Sonoco Products Co............     82,500
                                           -----------
                                              383,850
                                           -----------
Defense (0.8%):
  4,000     Lockheed Martin Corp..........    360,500
  6,000     Raytheon Co...................    333,750
                                           -----------
                                              694,250
                                           -----------
Electrical Equipment (0.5%):
  4,500     Emerson Electric..............    405,563
                                           -----------
Electronic Components (0.8%):
 14,200     Avnet, Inc....................    688,700
                                            -----------
Food & Related (2.6%):
 20,000     Dean Foods Co.................    565,000
 14,500     H. J. Heinz Co................    489,375
 22,500     Sara Lee Corp.................    804,375
 13,000     SUPERVALU, Inc................    357,500
                                           -----------
                                            2,216,250
                                           -----------
Forest & Paper Products (0.7%):
 13,000     Weyerhaeuser Co...............    599,625
                                           -----------
Health Care (2.1%):
 17,500     Abbott Laboratories...........    861,875
  7,400     Glaxo Holdings ADR............    230,325
 13,000     Johnson & Johnson.............    666,250
                                           -----------
                                            1,758,450
                                           -----------
Household-Major Appliances (0.5%):
  9,000     Whirlpool Corp................    455,625
                                           -----------
Household Products (0.5%):
  2,500     Unilever New York Shares......    394,062
                                           -----------
Insurance (3.0%):
 14,000     American General Corp.........    528,500
 18,500     Lincoln National Corp.........    811,687
 28,000     SAFECO Corp...................    980,000
  7,500     USLIFE Corp...................    225,000
                                           -----------
                                            2,545,187
                                           -----------
Leisure Time Industry (0.3%):
  7,500     Hasbro, Inc...................    278,437
                                           -----------
Metal Fabrication (0.6%):
 15,000     Trinity Industries............    500,625
                                           -----------
Motor Vehicles (0.4%):
 11,000     Ford Motor Co.................    343,750
                                           -----------
Multiple Industry (0.7%):
 12,500     Corning Glass.................    487,500
  7,000     Hanson Trust ADR..............     86,625
                                           -----------
                                              574,125
                                           -----------
Petroleum (4.2%):
  6,000     Ashland, Inc..................    238,500
  4,400     Atlantic Richfield Co.........    561,000
  8,000     Chevron Corp..................    501,000
  5,500     Mobil Corp....................    636,625
 28,000     Phillips Petroleum Co.........  1,197,000
  2,500     Royal Dutch Petroleum Co......    390,313
                                           -----------
                                            3,524,438
                                           -----------
Pharmaceuticals (2.5%):
 12,000     Bristol Myers Squibb Co.......  1,156,500
 15,000     Schering Plough Corp..........    922,500
                                           -----------
                                            2,079,000
                                           -----------
Publishing (1.1%):
  4,000     Gannett Co., Inc..............    281,500


                                   Continued

                   [LOGO OF BB&T MUTUAL FUNDS AOOEARS HERE]

                                                                   BALANCED FUND
   Schedule of Portfolio Investments, Continued
                 September 30, 1996
 Shares
   or
Principal             Security                      Market
 Amount              Description                    Value
---------- -----------------------------------    -----------
Common Stocks, continued:
Publishing, continued:
    8,000  Tribune Co.........................     $  624,000
                                                  -----------
                                                      905,500
                                                  -----------
Railroad (0.6%):
    5,500  Norfolk Southern Corp..............        502,563
                                                  -----------
Retail (2.5%):
   15,000  Dayton Hudson Corp.................        495,000
    7,500  J.C. Penney, Inc...................        405,937
    7,000  May Department Stores Co...........        340,375
   11,000  Melville Corp......................        485,375
   11,300  Rite-Aid...........................        409,625
                                                  -----------
                                                    2,136,312
                                                  -----------
Securities Brokers & Dealers (0.4%):
   11,000  AG Edwards.........................        320,375
                                                  -----------
Tobacco (0.7%):
    7,000  Philip Morris Cos., Inc............        628,250
                                                  -----------
Trucking & Shipping (0.2%):
    5,500  Alexander & Baldwin................        134,750
                                                  -----------
Utilities-Electric (1.5%):
    6,000  American Electric Power, Inc.......        243,750
    2,500  Duke Power Co......................        116,562
   11,000  FPL Group, Inc.....................        475,750
   16,000  Scana Corp.........................        420,000
                                                  -----------
                                                    1,256,062
                                                  -----------
Utilities-Gas (2.0%):
   25,000  NICOR, Inc.........................        843,750
   16,000  Williams Cos., Inc.................        816,000
                                                  -----------
                                                    1,659,750
                                                  -----------
Utilities-Telephone (1.7%):
    6,600  Ameritech Corp.....................        347,325
    4,000  AT&T Corp..........................        209,000
   22,000  Sprint Corp........................        855,250
                                                  -----------
                                                    1,411,575
                                                  -----------

   Total Common Stocks                             36,583,325
                                                  -----------
Pass-through Mortgage Securities (4.6%):

Federal Home Loan Mortgage Corp.:
$  960,527    7.50%, 7/1/07, Pool # E00108....     $  970,133

Federal National Mortgage Assoc.:
 1,423,123    6.50%, 1/1/09, Pool # 50974.....      1,386,648
 1,510,469    7.00%, 5/1/09, Pool # 250055....      1,498,657
                                                  -----------
   Total Pass-through Mortgage Securities.....      3,855,438
                                                  -----------

U.S. Treasury Bonds (6.4%):
 1,500,000   11.13%, 8/15/03..................      1,868,040
 3,000,000    9.38%, 2/15/06..................      3,554,220
                                                  -----------
   Total U.S. Treasury Bonds                        5,422,260
                                                  -----------
U.S. Treasury Notes (39.5%)
 2,000,000   7.13%, 10/15/98..................      2,039,040
 4,000,000   8.00%,  8/15/99..................      4,175,600
 4,000,000   8.50%, 11/15/00..................      4,295,600
 3,500,000   7.75%,  2/15/01..................      3,671,080
 2,500,000   7.50%, 11/15/01..................      2,607,825
 2,500,000   7.50%,  5/15/02..................      2,616,675
 2,500,000   6.38%,  8/15/02..................      2,481,950
 2,500,000   6.25%,  2/15/03..................      2,458,350
 2,500,000   7.25%,  5/15/04..................      2,588,250
 3,000,000   7.88%, 11/15/04..................      3,223,560
 2,000,000   7.50%,  2/15/05..................      2,103,660
 1,000,000   6.50%,  8/15/05..................        986,690
                                                  -----------
    Total U.S. Treasury Notes                      33,248,280
                                                  -----------
Investment Companies (5.5%):
 2,171,201   Federated Cash Reserves U.S.
              Treasury Fund...................      2,171,201

2,441,042   Federated Short-Term U.S.
              Government Trust................      2,441,042
                                                  -----------
    Total Investment Companies................      4,612,243
                                                  -----------
    Total (Cost-$75,172,426)(a)...............   $ 83,721,546
                                                  ===========
---------------------
Percentages indicated are based on net assets of $84,168,595.

(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

             Unrealized appreciation..........  $ 9,450,507
             Unrealized depreciation..........     (901,387)
                                                 ----------
             Net unrealized appreciation......  $ 8,549,120
                                                 ==========
ADR - American Depository Receipt

                        See notes to financial statements

                   [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

SMALL COMPANY GROWTH FUND

                        Schedule of Portfolio Investments
                               September 30, 1996


 Shares
   or
Principal             Security                         Market
 Amount              Description                       Value
----------  ------------------------------           -----------
Common Stocks (93.4%):
Advertising (0.2%):
    7,400   Leap Group Inc.(b).....................  $    75,850
                                                     -----------
Beverages (0.8%):
   20,000   Boston Beer Co., Inc.(b)...............      387,500
                                                     -----------
Business Services (9.3%):
   36,000   Accustaff, Inc.(b).....................      931,500
   14,000   Acxiom Corp.(b)........................      575,750
   19,400   APAC Teleservices, Inc.(b).............      994,250
   16,600   Norrell Corp...........................      522,900
   13,000   Robert Half International, Inc. (b)....      479,375
   19,600   Sitel Corp.(b).........................      872,200
                                                     -----------
                                                       4,375,975
                                                     -----------
Commercial Goods & Services (3.9%):
    9,000   Access Health, Inc.(b).................      506,250
   11,450   Apollo Group, Inc.(b)..................      306,287
   23,100   Cambridge Technology Partners,
             Inc.(b)...............................      698,775
   13,800   Wackenhut Corrections Corp.(b).........      307,050
                                                     -----------
                                                       1,818,362
                                                     -----------
Commercial Services (2.2%):
    2,000   Abacus Direct Corp.(b).................       39,000
   14,800   May & Speh, Inc.(b)....................      296,000
   17,600   Precision Response Corp.(b)............      677,600
      400   Vincam Group, Inc.(b)..................       15,300
                                                     -----------
                                                       1,027,900
                                                     -----------
Computer Hardware (0.6%):

   10,100   Network Appliance, Inc.(b).............      303,000
                                                     -----------
Computer Software (17.5%):
   13,400   Aspen Technologies, Inc.(b)............      907,850
    3,000   Baan Co. NV(b).........................      100,125
   10,200   Bisys Group, Inc.(b)...................      418,200
   17,900   CBT Group PLC ADR(b)...................      841,300
    3,500   Citrix Systems, Inc.(b)................      174,563
    6,000   Electronics for Imaging, Inc.(b).......      430,500
    3,700   HCIA, Inc.(b)..........................      222,000
   17,600   Legato Systems, Inc.(b)................      836,000
   13,900   Manugistics Group, Inc.(b).............      559,475
   12,500   National Techteam Inc.(b)..............      339,063
   12,400   Pegasystems Inc.(b)....................      322,400
   16,600   Rational Software Corp.(b).............      566,475
   20,000   Saville Systems ADR(b).................      705,000
   12,700   Transaction Systems Architects,
             Inc.(b)...............................      536,575
    5,400   Vantive Corp.(b).......................      349,650
   12,000   Veritas Software Corp.(b)..............      849,000
    4,200   Xionics Document Technologies,
             Inc.(b)...............................       59,850
                                                     -----------
                                                       8,218,026
                                                     -----------
Computers (2.9%):
   17,900   Converse Technology, Inc.(b)...........      695,862
   18,500   Technology Solutions Co.(b)............      645,188
                                                     -----------
                                                       1,341,050
                                                     -----------
Construction Materials (1.7%):
   23,700   Systemsoft Corp.(b)....................      811,725
                                                     -----------
Consumer Goods & Services (1.0%):
    5,600   Gemstar International Group
             Limited(b)............................      165,200
    7,500   USA Detergents, Inc.(b)................      298,125
                                                     -----------
                                                         463,325
                                                     -----------
Distribution Services (0.5%):
   20,000   Keystone Automotive Industries,
             Inc.(b)...............................      245,000
                                                     -----------
Electronics (3.2%):
    9,300   Dynatech Corp.(b)......................      425,475
    8,300   Sawtek, Inc.(b)........................      215,800
   10,400   Ultrak, Inc.(b)........................      286,000
   14,600   Vitesse Semiconductor Corp.(b).........      563,925
                                                     -----------
                                                       1,491,200
                                                     -----------
Entertainment (1.2%):
   16,725   Regal Cinemas, Inc.(b).................      418,125
    6,000   Speedway Motorsports, Inc.(b)..........      157,500
                                                     -----------
                                                         575,625
                                                     -----------
Environmental Services (2.9%):
   16,666   Continental Waste Industries,
              Inc.(b)..............................      372,902
   16,800   United Waste Systems, Inc.(b)..........      583,800
   13,090   USA Waste Services, Inc.(b)............      412,335
                                                     -----------
                                                       1,369,037
                                                     -----------
Financial Services (5.4%):
   15,000   Aames Financial Corp...................      755,625

                                   Continued

                   [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

                            SMALL COMPANY GROWTH FUND

                               September 30, 1996


 Shares
   or
Principal             Security               Market
 Amount              Description             Value
---------   ---------------------------    ----------
Common Stocks, continued:
Financial Services, continued:
18,500      Amresco, Inc.................. $  423,188
10,300      Cityscape Financial Corp.(b)..    272,950
 7,000      Envoy Corp.(b)................    271,250
10,500      IMC Mortgage Co.(b)...........    336,000
 9,250      The Money Store, Inc..........    245,125
11,000      Oxford Resources Corp.,
              Class A(b)..................    235,125
                                           ----------
                                            2,539,263
                                           ----------
Health Care--General (0.2%):

 2,000      CRA Managed Care, Inc.(b).....    108,000
                                           ----------
Homebuilders--Mobile Homes (1.6%):
14,000      Oakwood Homes.................    385,000
22,500      Southern Energy Homes, Inc.(b)    360,000
                                           ----------
                                              745,000
                                           ----------
Hospital Supply & Management (0.2%):
 3,500      FPA Medical Management, Inc.(b)    92,313
                                           ----------
Hotel Management & Related Services (0.3%):
 7,350      Studio Plus Hotels, Inc.(b)...    121,275
                                           ----------
Hotels & Gaming (0.8%):
10,000      Doubletre Corp.(b)............    398,750
                                           ----------
Insurance (1.5%):
15,000      HCC Insurance Holdings, Inc...    433,125
 7,600      United Dental Care, Inc.(b)...    274,550
                                           ----------
                                              707,675
                                           ----------
Leisure Time Industry (0.8%):
14,200      The North Face, Inc.(b).......    401,150
                                           ----------
Manufactured Housing (0.9%):
18,000      Champion Enterprises, Inc.(b).    407,250
                                           ----------
Medical (2.7%):
10,800      Clintrial Research(b).........    440,100
 6,400      Quintiles Transnational Corp.(b)  468,800
10,000      Serologicals Corp.(b).........    347,500
                                           ----------
                                            1,256,400
                                           ----------
Medical--Hospital Management & Services (5.5%):
16,000      NCS Healthcare, Inc., Class A(b)  502,000
11,300      Occusystems, Inc.(b)..........    339,000
 5,200      Omnicare, Inc.................    158,600
14,000      Orthodontic Centers of
              America, Inc.(b)............    285,250
12,700      Pediatrix Medical Group, Inc.(b)  630,237
 8,025      Phycor, Inc...................    305,452
11,600      Renal Treatment Centers, Inc.(b)  385,700
                                           ----------
                                            2,606,239
                                           ----------
Medical Equipment & Supplies (0.6%):
 6,600      MiniMed Inc.(b)...............    165,825
 6,000      Techne Corp.(b)...............    140,250
                                           ----------
                                              306,075
                                           ----------
Oil & Gas (1.1%):
 7,200      Marine Drilling Co., Inc.(b)..     69,300
 5,000      Reading & Bates Corp.(b)......    135,625
 6,000      Seacor Holdings(b)............    304,500
                                           ----------
                                              509,425
                                           ----------
Pharmaceuticals (6.6%):
26,000      Dura Pharmaceuticals, Inc.(b).    958,750
23,250      Jones Medical Industries, Inc.  1,127,625
 9,250      Medicis Pharmaceutical Corp.(b)   446,312
 3,000      Noven Pharmaceuticals(b)......     37,875
 8,300      Parexel International Corp.(b)    522,900
                                           ----------
                                            3,093,462
                                           ----------
Publishing (0.5%):
 7,000      Gartner Group, Inc.(b)........    238,000
                                           ----------
Restaurants (4.7%):
 5,400      CKE Restaurants, Inc..........    166,050
14,000      Einstein/Noah Bagel Corp.(b)..    430,500
17,000      Landry's Seafood Restaurants(b)   425,000
16,050      Logan Roadhouse, Inc.(b)......    323,006
 9,150      Papa John's International,Inc.(b) 480,375
13,000      Quality Dining, Inc.(b).......    370,500
                                           ----------
                                            2,195,431
                                           ----------
Retail (5.9%):
   600      Cost Plus, Inc.(b)............     13,875
 5,400      Gadzooks, Inc.(b).............    187,650
 4,400      Gargoyles, Inc.(b)............     90,475
 3,000      Global Directmail Corp.(b)....    143,250
 7,400      Inacom Corp.(b)...............    253,450
 5,100      Just For Feet, Inc.(b)........    255,638
 2,000      Oakley, Inc.(b)...............     85,000
 7,000      Pacific Sunwear of California.    230,125
 9,000      Petco Animal Supplies, Inc.(b)    245,250
16,400      Rexall Sundown, Inc.(b).......    598,600
 6,000      The Finish Line, Inc.(b)......    285,000


                                    Continued

                   [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

SMALL COMPANY GROWTH FUND

                               September 30, 1996

 Shares
   or
Principal             Security                          Market
 Amount              Description                         Value
----------  ----------------------------------------- -----------
Common Stocks, continued:
Retail, continued:
  11,000         West Marie Inc.(b).................. $   363,000
                                                      -----------
                                                        2,751,313
                                                      -----------
Telecommunications (3.3%):
   3,300         Boston Communications Group(b)......      53,625
   8,400         DSP Communications, Inc.(b).........     469,350
   9,000         Natural Microsystems Corp.(b).......     433,125
   8,500         P-COM, Inc.(b)......................     210,375
  13,700         Tel-Save Holdings, Inc.(b)..........     393,875
                                                      -----------
                                                        1,560,350
                                                      -----------
Textile (1.6%):
   3,400         Donna Karan Intl, Inc.(b)...........      77,775
   9,000         Nautica Enterprises, Inc.(b)........     290,250
   7,600         St. John Knits, Inc.................     380,950
                                                      -----------
                                                          748,975
                                                      -----------
Transportation (1.3%):
   4,800         American Medical Response, Inc.(b)..     172,800
  12,000         Rural/Metro Corp.(b)................     438,000
                                                      -----------
                                                          610,800
                                                      -----------
  Total Common Stocks                                  43,900,721
                                                      -----------
U.S. Government Agencies (7.7%):
Federal Home Loan Mortgage Corp.:
$3,630,000 10/1/96................................... $ 3,629,454
                                                      -----------
  Total U.S. Government Agencies                        3,629,454
                                                      -----------
  Total (Cost-$31,600,228)(a)                         $47,530,175
                                                      ===========

----------
Percentages indicated are based on net assets of $46,985,400.

(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:
               Unrealized appreciation              $16,418,979
               Unrealized depreciation                 (489,032)
                                                    -----------
               Net unrealized appreciation          $15,929,947
                                                    ===========
(b)Represents non-income producing securities.

                        See notes to financial statements

                   [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

                          Notes to Financial Statements
                               September 30, 1996

1.  Organization:

    The BB&T Mutual Funds Group ("The Group") was organized on October 1, 1987 and is registered under the Investment Company Act of 1940, as amended ("the 1940 Act"), as a diversified, open-end investment company established as a Massachusetts business trust.

    The Group is authorized to issue an unlimited number of shares without par value. The Group offers shares of the U.S. Treasury Money Market Fund, the Short-Intermediate U.S. Government Income Fund, the Intermediate U.S. Government Bond Fund, the North Carolina Intermediate Tax-Free Fund, the Growth and Income Stock Fund, the Balanced Fund and the Small Company Growth Fund (referred to individually as a "Fund" and collectively as the "Funds"). The Group offers three classes of shares: Class A Shares, Class B Shares, and Trust Shares. Class A Shares are offered with a front-end sales charge on the Short-Intermediate U.S. Government Income Fund, the Intermediate U.S. Government Bond Fund, the North Carolina Intermediate Tax-Free Fund, the Growth and Income Stock Fund, the Balanced Fund and the Small Company Growth Fund (collectively, "the variable net asset funds"). Class B Shares are offered subject to a contingent deferred sales charge which varies based on the length of time Class B Shares are held in accordance with the Prospec-tus Prospectus. Each class of shares has identical rights and privileges except with respect to the distribution fees borne by the Class A Shares and Class B Shares, expenses allocable exclusively to each class of shares, voting rights on matters affecting a single class of shares and the exchange privilege of each class of shares. Sales of shares of the Group may be made to customers of Branch Banking & Trust Company (BB&T) and its affiliates, to all accounts of correspondent banks of BB&T and to the general public. BB&T serves as investment adviser to the Group.

    The U.S. Treasury Money Market Fund (the "money market fund") seeks current income with liquidity and stability of principle. The Short-Intermediate U.S. Government Income Fund and the Intermediate U.S. Government Bond Fund seek current income consistent with preservation of capital. The North Carolina Intermediate Tax-Free Fund seeks to produce a high level of current interest income that is exempt from both federal income tax and North Carolina personal income tax. The Growth and Income Stock Fund seeks capital growth, current income or both. The Balanced Fund seeks long-term capital growth and current income. The Small Company Growth Fund seeks long-term capital appreciation.

2.  Significant Accounting Policies:

    The following is a summary of significant accounting policies followed by the Group in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assump-tions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

    Securities Valuation:

    Investments of the money market fund are valued at either amortized cost, which approximates market value, or at original cost which, combined with accrued interest, approximates market value. Under the amortized cost method, discount or premium is amortized on a constant basis to the maturity of the security. In addition the U.S. Treasury Money Market Fund may not (a) purchase any instrument with a remaining maturity greater than


                                   Continued

                   [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

                               September 30, 1996

    397 days unless such instrument is subject to a demand feature, or (b) maintain a dollar-weighted-average portfolio maturity which exceeds 90 days.

    Investments in common stocks, commercial paper, corporate bonds, municipal securities, U.S. Government securities, and U.S. Government agency securi-ties of the variable net asset funds are valued at their market values determined on the latest available bid prices in the principal market (closing sales prices if the principal market is an exchange) in which such securities are normally traded. Investments in investment companies are valued at their respective net asset values as reported by such companies. The differences between cost and market values of investments are reflected as unrealized appreciation or depreciation.

    Securities Transactions and Related Income:

    Securities transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, the pro rata amortization of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

    When-Issued and Forward Commitments:

    The Funds may purchase securities on a "when-issued" basis and may also purchase or sell securities on a forward commitment. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. The value of the securities underlying when-issued or forward commitments to purchase securities, and any subsequent fluctuation in their value, is taken into account when determining the net asset value of the Funds commencing with the date the funds agree to purchase the securities. The Funds do not accrue interest or dividends on when-issued securities until the underlying securities are received.

    Repurchase Agreements:

    Each Fund may enter into repurchase agreements with member banks of the Federal Deposit Insurance Corporation and with registered broker/dealers that BB&T deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the Fund's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system.

    Dividends to Shareholders:

    Dividends from net investment income are declared daily and paid monthly for the U.S. Treasury Money Market Fund, the Short-Intermediate U.S. Government Income Fund, the Intermediate U.S. Government Bond Fund and the North Carolina Intermediate Tax-Free Fund. Dividends from net investment income are declared and paid monthly for the Growth and Income Stock Fund and the Balanced Fund. Dividends from net investment income


                                   Continued

                   [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

                               September 30, 1996

    are declared and paid quarterly for the Small Company Growth Fund. Distributable net realized capital gains, if any, are declared and distributed at least annually.

    Dividends from net investment income and from net realized capital gains are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for mortgage-backed securities and deferrals of certain losses. Permanent book and tax basis differences have been reclassified among the components of net assets.

    Federal Income Taxes:

    It is the policy of each Fund of the Group to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

    Other:

    Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses for the Group are prorated to the Funds on the basis of relative net assets. All expenses in connection with the Small Company Growth Fund's organization and registration under the 1940 Act and the Securities Act of 1933 were paid by the Fund. Such expenses are being amortized over a period of two years commencing with the initial public offering.

3.  Purchases and Sales of Securities:

    Purchases and sales of securities (excluding short-term securities) for the year ended September 30, 1996 are as follows:

                                                                        Purchases             Sales
                                                                        ---------             -----
    Short-Intermediate U.S. Government Income Fund................    $ 47,303,841         $30,588,880
    Intermediate U.S. Government Bond Fund........................    $122,080,365         $79,358,988
    North Carolina Intermediate Tax-Free Fund.....................    $  8,627,355         $ 7,219,005
    Growth and Income Stock Fund..................................    $ 76,878,732         $38,074,744
    Balanced Fund.................................................    $ 31,689,074         $13,676,157
    Small Company Growth Fund.....................................    $ 35,554,010         $19,820,616


4.  Related Party Transactions:

    Investment advisory services are provided to the Group by BB&T. Under the terms of the investment advisory agreement, BB&T is entitled to receive fees based on a percentage of the average net assets of each of the Funds. Pursuant to a Sub-Advisory Agreement with BB&T, PNC Bank manages the Small Company Growth Fund subject to the general supervision of the Group's Board of Trustees and BB&T. For its services, PNC Bank is entitled to a fee, payable by BB&T, at the following annual rates as a percentage of the average daily net assets: (1) 0.50% of net assets up to $50 million, (2) 0.45% of net assets in excess of $50 million and less than or equal to $100 million, and (3) 0.40% of net assets in excess of $100 million.





                                   Continued

                   [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

                               September 30, 1996


    BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), an Ohio Limited Partnership, and BISYS Fund Services Ohio, Inc. ("BISYS Ohio") are subsidiaries of the BISYS Group, Inc. BISYS, whom certain officers of the Funds are affiliated, serves the Funds as administrator. Such officers and trustees are paid no fees directly by the Funds for serving as officers of the Funds. Fees payable to BISYS for administration services are established under terms of the administration contract at the annual rate of 0.20% as a percentage of the average daily net assets of each Fund. BISYS Ohio, serves the Funds as transfer agent and mutual fund accountant.

    The Funds have adopted a Distribution and Shareholder Services Plan in accordance with Rule 12b-1 under the 1940 Act, pursuant to which the Funds are authorized to pay or reimburse BISYS, as distributor, a periodic amount, calculated at an annual rate not to exceed 0.50% and 1.00% of the average daily net assets of the Class A Shares and Class B Shares, respectively. The fees may be used by BISYS to pay banks, including the adviser, broker dealers and other institutions. As distributor, BISYS is entitled to receive commissions on sales of shares of the variable net asset funds. For the year ended September 30, 1996, BISYS received $730,054 from commissions earned on sales of shares of the Funds' variable net asset value funds, of which $693,683 was allowed to affiliated broker/dealers of the Funds.

    BB&T and BISYS may voluntarily reduce or reimburse fees to assist the Funds in maintaining competitive expense ratios.

    Information regarding these transactions is as follows for the year ended September 30, 1996.

                                                                      Administration  Distribution
                                         Investment Advisory Fees          Fees           Fees
                                      ------------------------------- --------------- -------------
                                          (As a                                                     Transfer Agent
                                       Percentage       Voluntary       Voluntary      Voluntary          and
                                       of Average          Fee             Fee            Fee         Mutual Fund
                                       Net Assets)      Reductions      Reductions     Reductions   Accounting Fees
                                      --------------  --------------- --------------- ------------- ----------------
U.S. Treasury Money Market Fund                0.40%                                       $56,370         $138,570
Short-Intermediate U.S. Government
  Income Fund                                  0.60%        $ 57,944                       $16,727         $ 88,537
Intermediate U.S. Government
  Bond Fund                                    0.60%        $106,977                       $10,876         $112,686
North Carolina Intermediate Tax-
  Free Fund                                    0.60%        $ 35,889         $17,942       $31,563         $ 71,503
Growth and Income Stock Fund                   0.74%        $484,272                       $36,674         $178,406
Balanced Fund                                  0.74%        $178,695                       $28,058         $126,691
Small Company Growth
Fund.....................................      1.00%        $    796                       $ 9,430         $126,517





                                   Continued

                   [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

                              September 30, 1996

5.  Capital Share Transactions:

    Transactions in capital shares for the Group were as follows:


                                                                 U.S. Treasury                      Short Intermediate U.S.
                                                               Money Market Fund                    Government Income Fund
                                                         -------------------------------      ---------------------------------
                                                            For the           For the             For the           For the
                                                              year              year                year              year
                                                             ended             ended               ended             ended
                                                           September 30,    September 30,       September 30,     September 30,
                                                              1996              1995                1996              1995
                                                         ---------------  --------------      ---------------  ---------------
CAPITAL TRANSACTIONS:
Class A Shares:
  Proceeds from shares issued........................... $    61,519,685  $   39,015,125      $       780,331  $       238,092
  Dividends reinvested..................................         893,083         235,433              292,456          335,908
  Cost of shares redeemed...............................     (48,429,306)    (26,788,169)          (1,717,615)      (4,008,351)
                                                         ---------------  --------------      ---------------  ---------------
  Change in net assets from Class A share transactions.. $    13,983,462  $   12,462,389      $      (644,828) $     (3,434,35)
                                                         ===============  ==============      ===============  ===============

Class B Shares (a):
  Proceeds from shares issued........................... $     1,957,034              --
  Dividends reinvested..................................          16,070              --
  Cost of shares redeemed...............................        (668,319)             --
                                                         ---------------  --------------
  Change in net assets from Class B share transactions.. $     1,304,785              --
                                                         ===============  ==============

Trust Shares:
  Proceeds from shares issued........................... $   386,470,057  $  374,968,721      $    31,220,980  $    16,404,699
  Dividends reinvested..................................         812,451         271,605            1,155,628          442,352
  Cost of shares redeemed...............................    (301,391,098)   (332,621,347)         (14,011,731)     (11,377,406)
                                                         ---------------  --------------      ---------------  ---------------
  Change in net assets from Trust share transactions.... $    85,891,410  $   42,618,979      $    18,364,877  $     5,469,645
                                                         ===============  ==============      ===============  ===============

SHARE TRANSACTIONS:
Class A Shares:
  Issued................................................      61,519,685      39,015,125               79,521           24,465
  Reinvested............................................         893,083         235,433               29,675           34,730
  Redeemed..............................................     (48,429,306)    (26,788,169)            (174,736)        (417,677)
                                                         ---------------  --------------      ---------------  ---------------
  Change in Class A Shares..............................      13,983,462      12,462,389              (65,540)        (358,482)
                                                         ===============  ==============      ===============  ===============


Class B Shares (a):
  Issued................................................       1,957,034              --
  Reinvested............................................          16,070              --
  Redeemed..............................................        (668,319)             --
                                                         ---------------  --------------
  Change in Class B Shares..............................       1,304,785              --
                                                         ===============  ==============


Trust Shares:
  Issued................................................     386,470,057     374,968,721            3,184,600        1,694,015
  Reinvested............................................         812,451         271,605              117,290           45,400
  Redeemed..............................................    (301,391,098)   (332,621,347)          (1,422,732)      (1,163,774)
                                                         ---------------  --------------      ---------------  ---------------
  Change in Trust Shares................................      85,891,410      42,618,979            1,879,158          575,641
                                                         ===============  ==============      ===============  ===============

(a) The Fund commenced offering Class B Shares January 1, 1996.

                                   Continued

                   [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

                               September 30, 1996

                                                                            Intermediate U.S.            North Carolina
                                                                           Government Bond Fund     Intermediate Tax-Free Fund
                                                                        --------------------------- ---------------------------
                                                                          For the       For the       For the       For the
                                                                            year          year          year          year
                                                                            ended         ended         ended         ended
                                                                        September 30, September 30, September 30, September 30,
                                                                            1996          1995          1996          1995
                                                                        ------------- ------------- ------------- -------------
CAPITAL TRANSACTIONS:
Class A Shares:
  Proceeds from shares issued.......................................... $    923,832  $    322,927  $ 1,510,448  $    560,783
  Dividends reinvested.................................................      207,800       320,094      268,478       278,140
  Cost of shares redeemed..............................................   (2,521,905)   (2,597,921)  (1,143,115)   (3,505,541)
                                                                        ------------  ------------  -----------  ------------
  Change in net assets from Class A share transactions................. $ (1,390,273) $ (1,954,900) $   635,811  $ (2,666,618)
                                                                        ============  ============  ===========  ============
Class B Shares(a):
  Proceeds from shares issued.......................................... $    359,519            --
  Dividends reinvested.................................................        5,665            --
  Cost of shares redeemed..............................................       (8,010)           --
                                                                        ------------  ------------
  Change in net assets from Class B share transactions................. $    357,174            --
                                                                        ============  ============
Trust Shares:
  Proceeds from shares issued.......................................... $ 65,562,100  $ 22,848,117  $10,310,221  $ 10,356,196
  Dividends reinvested.................................................    4,476,007     3,609,746           --            21
  Cost of shares redeemed..............................................  (25,629,116)  (20,612,492)  (9,700,110)  (11,141,267)
                                                                        ------------  ------------  -----------  ------------
  Change in net assets from Trust share transactions................... $ 44,408,991  $  5,845,371  $   610,111  $   (785,050)
                                                                        ============  ============  ===========  ============
SHARE TRANSACTIONS:
Class A Shares:
  Issued...............................................................       93,847        34,521      149,219        56,493
  Reinvested...........................................................       21,069        33,838       26,506        28,264
  Redeemed.............................................................     (258,458)     (270,549)    (112,758)     (358,791)
                                                                        ------------  ------------  -----------  ------------
  Change in Class A Shares.............................................     (143,542)     (202,190)      62,967      (274,034)
                                                                        ============  ============  ===========  ============
Class B Shares(a):
  Issued...............................................................       37,041            --
  Reinvested...........................................................          591            --
  Redeemed.............................................................         (841)           --
                                                                        ------------  ------------
  Change in Class B Shares.............................................       36,791            --
                                                                        ============  ============
Trust Shares:
  Issued...............................................................    6,626,544     2,385,380    1,022,116     1,051,141
  Reinvested...........................................................      456,830       380,169           --             2
  Redeemed.............................................................   (2,617,022)   (2,149,882)    (958,821)   (1,121,892)
                                                                        ------------  ------------  -----------  ------------
  Change in Trust Shares...............................................    4,466,352       615,667       63,295       (70,749)
                                                                        ============  ============  ===========  ============

(a)  The Fund commenced offering Class B Shares January 1, 1996.

                                    Continued

                   [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

                              September 30, 1996

                                                                   Growth and Income
                                                                       Stock Fund                     Balanced Fund
                                                             --------------------------------   ----------------------------
                                                               For the           For the          For the         For the
                                                                 year             year             year            year
                                                                ended             ended            ended          ended
                                                             September 30,     September 30,   September 30,   September 30,
                                                                 1996              1995            1996           1995
                                                             -------------     -------------   -------------   -------------
CAPITAL TRANSACTIONS:
Class A Shares:
    Proceeds from shares issued............................  $  6,811,567      $  2,464,804     $  3,871,025   $  1,398,339
    Dividends reinvested...................................       338,523           378,623          402,738        350,315
    Cost of shares redeemed................................    (1,427,065)       (1,270,600)      (1,928,670)    (2,079,598)
                                                             ------------      ------------    -------------   ------------
    Change in net assets from Class A share transactions...  $  5,723,025      $  1,572,827    $   2,345,093   $   (330,944)
                                                             ============      ============    =============   ============
Class B Shares(a):
    Proceeds from shares issued............................  $  3,738,136                --    $   2,332,596             --
    Dividends reinvested...................................        17,476                --           33,079             --
    Cost of shares redeemed................................       (82,260)               --          (77,715)            --
                                                             ------------      ------------    -------------   ------------
    Change in net assets from Class B share transactions...  $  3,673,352                --    $   2,287,960             --
                                                             ============      ============    =============   ============
    Proceeds from shares issued............................  $ 68,337,109      $ 55,223,550    $  24,146,440   $ 16,641,644
    Dividends reinvested...................................     3,190,245         2,718,414        2,035,268      1,240,565
    Cost of shares redeemed................................   (40,729,870)      (18,077,195)     (11,407,119)   (12,868,123)
                                                             ------------      ------------    -------------  -------------
    Change in net assets from Trust share transactions.....  $ 30,797,484      $ 39,864,769    $  14,774,589  $   5,014,086
                                                             ============      ===========     =============  =============
SHARE TRANSACTIONS:
Class A Shares:
    Issued.................................................       477,889           205,305         334,248         133,311
    Reinvested.............................................        24,085            33,975          34,933          34,562
    Redeemed...............................................      (100,847)         (111,033)       (166,329)       (206,078)
                                                             ------------      ------------   -------------   -------------
    Change in Class A Shares...............................       401,127           128,247         202,852         (38,205)
                                                             ============      ============   =============   =============
Class B Shares(a):
    Issued.................................................       258,055                --         200,160              --
    Reinvested.............................................         1,200                --           2,850              --
    Redeemed...............................................        (5,567)               --          (6,712)             --
                                                             ------------      ------------   -------------   -------------
    Change in Class B Shares...............................       253,688                --         196,298              --
                                                             ============      ============   =============   =============
Trust Shares:
    Issued.................................................     4,851,989         4,568,816       2,102,026       1,585,694
    Reinvested.............................................       227,034           241,896         177,017         122,297
    Redeemed...............................................    (2,820,394)       (1,522,571)       (986,873)     (1,263,619)
                                                             ------------      ------------   -------------   -------------
    Change in Trust Shares.................................     2,258,629         3,288,141       1,292,170         444,372
                                                             ============      ============   =============   =============

(a) The Fund commenced offering Class B Shares January 1, 1996.






                                   Continued

                   [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

                               September 30, 1996



                                                                                    Small Company Growth Fund
                                                                                  ------------------------------
                                                                                    For the     For the period
                                                                                     year       December 7,1994
                                                                                    ended             to
                                                                                  September 30,  September 30,
                                                                                      1996          1995(a)
                                                                                  ------------- ----------------
CAPITAL TRANSACTIONS:
Class A Shares:
    Proceeds from shares issued................................................... $ 5,198,893     $  938,909
    Dividends reinvested..........................................................          -              -
    Cost of shares redeemed.......................................................    (321,183)       (30,211)
                                                                                   ===========     ===========
    Change in net assets from Class A share transactions.......................... $ 4,877,710     $  908,698
                                                                                   ===========     ===========
Class B Shares(b):
    Proceeds from shares issued................................................... $ 2,870,037              -
    Dividends reinvested..........................................................           -              -
    Cost of shares redeemed.......................................................     (41,375)             -
                                                                                   ===========     ===========
    Change in net assets from Class B share transactions.......................... $ 2,828,662              -
                                                                                   ===========     ===========
Trust Shares:
    Proceeds from shares issued...................................................$ 14,870,042   $ 14,250,426
    Dividends reinvested..........................................................           -              -
    Cost of shares redeemed.......................................................  (5,559,535)      (525,922)
                                                                                   ===========     ===========
    Change in net assets from Trust share transactions............................$ 9,310,507    $ 13,724,504
                                                                                   ===========     ===========
SHARE TRANSACTIONS:
Class A Shares:
    Issued........................................................................    294,124          77,577
    Reinvested....................................................................          -               -
    Redeemed......................................................................    (17,579)         (2,151)
                                                                                   ===========     ===========
    Change in Class A Shares......................................................    276,545          75,426
                                                                                   ===========     ===========
Class B Shares(b):
    Issued........................................................................    155,105               -
    Reinvested....................................................................          -               -
    Redeemed......................................................................     (2,142)              -
                                                                                   ===========     ===========
    Change in Class B Shares......................................................    152,963               -
                                                                                   ===========     ===========
Trust Shares:
    Issued........................................................................    848,861       1,203,246
    Reinvested....................................................................          -               -
    Redeemed......................................................................   (295,847)        (38,862)
                                                                                   ===========     ===========
    Change in Trust Shares........................................................    553,014       1,164,384
                                                                                   ===========     ===========

(a) Period from commencement of operations.
(b) The Fund commenced offering Class B Shares January 1, 1996.

                                   Continued

                   [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

                               September 30, 1996


6.  Federal Income Taxes:

    The Growth & Income Stock Fund declared $1,121,729 in capital gain dividend distributions from long-term capital gains for the year ended September 30, 1996.

    At September 30, 1996, the following Funds have capital loss carryforwards which are available to offset future capital gains, if any:

                                              Short
                                          Intermediate      North Carolina         Small          Intermediate
                                         U.S. Government     Intermediate         Company       U.S. Government
                                           Income Fund      Tax-Free Fund       Growth Fund        Bond Fund
                                        -----------------  -----------------  ---------------  ------------------
    Expires in 2004..............                               $ 77,950           $172,143         $1,274,796
    Expires in 2003..............           $312,074                                                $   16,562
    Expires in 2002..............           $990,728

                  Under current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the fiscal year ended September 30, 1997. The following Funds had such losses:

                                        Short Intermediate    North Carolina       Intermediate
                                         U.S. Government       Intermediate      U.S. Government
                                           Income Fund        Tax-Free Fund         Bond Fund
                                        -------------------  -----------------  -------------------
    Post October Loss Deferred...            $156,556            $47,072             $631,270

7.  Eligible Distributions (Unaudited):

    For the taxable year ended September 30, 1996, 100.00% and 33.71% of the income dividends paid by the Growth and Income Stock Fund and the Balanced Fund, respectively, qualify for the dividends received deduction available to corporations.

8.  Exempt-Interest Income Designations (Unaudited):

    The BB&T Mutual Funds Group designates the following exempt-interest dividends for the North Carolina Intermediate Tax-Free Fund's taxable year ended September 30, 1996:

    Exempt-Interest Dividends...........................        $1,681,672
    Exempt-Interest Dividends Per Share - Class A.......        $    0.362
    Exempt-Interest Dividends Per Share - Trust.........        $    0.377

    100% of the exempt interest income for the North Carolina Intermediate Tax-Free Fund's taxable year ended September 30, 1996 was from North Carolina securities.

                                    Continued

                   [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

U.S. TREASURY MONEY MARKET FUND
Class A Shares

                              Financial Highlights


                                                 For the year ended September 30,
                                        --------------------------------------------------     October 5, 1992 to
                                              1996             1995              1994        September 30, 1993 (a)
                                        ----------------   --------------    -------------   ----------------------
Net Asset Value, Beginning of Period........ $  1.00         $  1.00           $   1.00            $  1.00
                                             -------         -------           --------            -------
Investment Activities
  Net investment income.....................   0.044           0.047              0.027              0.026
                                             -------         -------           --------            -------
    Total from Investment Activities........   0.044           0.047              0.027              0.026
                                             -------         -------           --------            -------
Distributions
  Net investment income.....................  (0.044)         (0.047)            (0.027)            (0.026)
                                             -------         -------           --------            -------
    Total Distributions.....................  (0.044)         (0.047)            (0.027)            (0.026)
                                             -------         -------           --------            -------
Net Asset Value, End of Period.............. $  1.00         $  1.00           $   1.00            $  1.00
                                             =======         =======           ========            =======
Total Return................................    4.49%           4.81%              2.76%              2.60%(b)

Ratios/Supplementary Data:
  Net Assets, End of Period (000)........... $27,931         $13,948           $  1,486            $   279
  Ratio of expenses to average net assets...    0.99%           0.98%              0.94%              0.51%(c)
  Ratio of net investment income to
   average net assets.......................    4.37%           4.81%              2.89%              2.58%(c)
  Ratio of expenses to average net assets*..    1.25%           1.24%              1.32%              1.32%(c)
  Ratio of net investment income to
   average net asset*.......................    4.11%           4.55%              2.51%              1.77%(c)

----------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.

                        See notes to financial statements

                       [LOGO OF BB&T FUNDS APPEARS HERE]

                                                 U.S. TREASURY MONEY MARKET FUND
                                                                  Class B Shares

                              Financial Highlights
                                                                                             January 1, 1996 to
                                                                                             September 30, 1996 (a)
                                                                                            ----------------------
Net Asset Value, Beginning of Period ........................................................   $     1.00
                                                                                                ----------
Investment Activities
  Net investment income .....................................................................        0.025
                                                                                                ----------
      Total from Investment Activities ......................................................        0.025
                                                                                                ----------
Distributions
  Net investment income .....................................................................       (0.025)
                                                                                                ----------
      Total Distributions ...................................................................       (0.025)
                                                                                                ----------
Net Asset Value, End of Period ..............................................................   $     1.00
                                                                                                ==========
Total Return (excludes redemption charge) ...................................................         2.53%(b)

Ratios/Supplementary Data:
  Net Assets, End of Period (000) ...........................................................   $    1,305
  Ratio of expenses to average net assets ...................................................         1.75%(c)
  Ratio of net investment income to average net assets ......................................         3.55%(c)

----------
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.

                        See notes to financial statements

                   [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

U.S. TREASURY MONEY MARKET FUND
Trust Shares







                             Financial Highlights



                                                               For the year ended September 30,
                                                       -------------------------------------------------    October 5, 1992 to
                                                            1996             1995            1994         September 30, 1993 (a)
                                                       -------------    -------------    -------------    ---------------------

Net Asset Value, Beginning of Period ................      $   1.00         $   1.00          $   1.00            $   1.00
                                                           --------         --------          --------            --------
Investment Activities
  Net investment income .............................         0.046            0.050             0.030               0.027
                                                           --------         --------          --------            --------
      Total from Investment Activities ..............         0.046            0.050             0.030               0.027
                                                           --------         --------          --------            --------
Distributions
  Net investment income .............................        (0.046)          (0.050)           (0.030)             (0.027)
                                                           --------         --------          --------            --------
      Total Distributions ...........................        (0.046)          (0.050)           (0.030)             (0.027)
                                                           --------         --------          --------            --------
Net Asset Value, End of Period ......................      $   1.00         $   1.00          $   1.00            $   1.00
                                                           ========         ========          ========            ========
Total Return ........................................          4.74%            5.07%             3.01%               2.70%(b)

Ratios/Supplementary Data:
  Net Assets, End of Period (000) ...................      $205,974         $120,083           $77,464             $74,962
  Ratio of expenses to average net assets ...........          0.75%            0.72%             0.67%               0.38%(c)
  Ratio of net investment income to average
   net assets .......................................          4.63%            4.97%             2.97%               2.71%(c)
  Ratio of expenses to average net assets* ..........          0.75%            0.75%             0.83%               0.81%(c)
  Ratio of net investment income to average
   net assets* ......................................          4.63%            4.95%             2.82%               2.27%(c)

----------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.

                       See notes to financial statements

                   [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

                 SHORT-INTERMEDIATE U.S. GOVERNMENT INCOME FUND
                                                 Class A Shares

                              Financial Highlights

                                                      For the year ended September 30,
                                               ---------------------------------------------      November 30, 1992 to
                                                   1996              1995             1994        September 30, 1993 (a)
                                               -----------       -----------      ------------    ----------------------
Net Asset Value, Beginning of Period............  $ 9.88           $ 9.60            $ 10.29            $ 10.00
                                                  ------           -------           -------            -------
Investment Activities
  Net investment income.........................    0.55              0.53              0.50               0.47
  Net realized and unrealized losses on
   investments..................................   (0.15)             0.29             (0.68)              0.30
                                                  ------           -------           -------            -------
     Total from Investment Activities...........    0.40              0.82             (0.18)              0.77
                                                  ------           -------           -------            -------
Distributions
  Net investment income.........................   (0.55)            (0.54)            (0.50)             (0.48)
  Net realized gains............................       -                 -             (0.01)                 -
                                                  ------           -------           -------            -------
     Total Distributions........................   (0.55)            (0.54)            (0.51)             (0.48)
                                                  ------           -------           -------            -------
Net Asset Value, End of Period..................  $ 9.73           $  9.88           $  9.60            $ 10.29
                                                  ======           =======           =======            =======
Total Return (excludes sales charge)............    4.09%             8.74%            (1.86)%             7.80%(b)

Ratios/Supplementary Data:

   Net Assets, End of Period (000)..............  $6,356           $ 7,102           $10,345            $14,915
   Ratio of expenses to average net
     assets.....................................    1.19%             1.17%             0.89%              0.56%(c)

   Ratio of net investment income to
     average net assets.........................    5.55%             5.50%             5.01%              5.43%(c)

   Ratio of expenses to average net assets*.....    1.54%             1.58%             1.58%              1.56%(c)

   Ratio of net investment income to
     average net assets*........................    5.20%             5.09%             4.32%              4.42%(c)
   Portfolio turnover(d)........................   54.82%           106.81%             7.06%             14.06%
----------

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.

(b) Not annualized.

(c) Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                        See notes to financial statements

                   [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

SHORT-INTERMEDIATE U.S. GOVERNMENT INCOME FUND
Trust Shares

                             Financial Highlights

                                                      For the year ended September 30,
                                             --------------------------------------------------     November 30, 1992 to
                                                  1996              1995             1994          September 30, 1993 (a)
                                             ----------------   --------------    -------------   -----------------------

Net Asset Value, Beginning of Period............ $  9.89         $   9.61           $ 10.30             $ 10.00
                                                 -------         --------           -------             -------
Investment Activities
  Net Investment Income.........................    0.57             0.56              0.52                0.49
  Net realized and unrealized losses on
    investments.................................   (0.15)            0.28             (0.68)               0.30
                                                 -------         --------           -------             -------
      Total from Investment Activities..........    0.42             0.84             (0.16)               0.79
                                                 -------         --------           -------             -------
Distributions
  Net investment income.........................   (0.57)           (0.56)            (0.52)              (0.49)
  Net realized gains............................      -                -              (0.01)                 -
                                                 -------         --------           -------             -------
      Total Distributions.......................  (0 .57)           (0.56)            (0.53)              (0.49)
                                                 -------         --------           -------             -------
Net Asset Value, End of Period.................. $  9.74         $   9.89           $  9.61             $  10.30
                                                 =======         ========           =======             =======
Total Return....................................    4.36%            9.01%            (1.66)%              8.01%(b)

Ratios/Supplementary Data:
  Net Assets, End of Period (000)............... $62,621         $ 45,005           $38,208             $34,646
  Ratio of expenses to average net assets.......    0.93%            0.93%             0.71%               0.39%(c)
  Ratio of net investment income to average
    net assets..................................    5.81%            5.78%             5.20%               5.60%(c)
  Ratio of expenses to average net assets/*/....    1.03%            1.08%             1.08%               1.05%(c)
  Ration of net investment income to average
    net assets*.................................    5.71%            5.64%             4.83%               4.94%(c)
  Portfolio turnover(d).........................   54.82%          106.81%             7.06%              14.06%

----------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.



                       See notes to financial statements

                   [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

                                          INTERMEDIATE U.S. GOVERNMENT BOND FUND
                                                                  Class A Shares



                             Financial Highlights

                                                     For the year ended September 30,
                                              -----------------------------------------------          October 9, 1992 to
                                                  1996              1995             1994            September 30, 1993 (a)
                                              --------------  ---------------  --------------        ----------------------
Net Asset Value, Beginning of Period.........  $  9.88         $  9.33          $  10.39              $  10.00
                                               -------         -------          --------              --------
Investment Activities
  Net investment income......................     0.56            0.59              0.59                  0.63
  Net realized and unrealized gains
    (losses) on investments..................    (0.25)           0.55             (1.04)                 0.39
                                               -------         -------          --------              --------
    Total from Investment Activities.........     0.31            1.14             (0.45)                 1.02
                                               -------         -------          --------              --------
Distributions
  Net investment income......................    (0.56)          (0.59)            (0.59)                (0.63)
  Net realized gains.........................       --              --             (0.02)                   --
                                                -------         -------          --------              --------
    Total Distributions......................    (0.56)          (0.59)            (0.61)                (0.63)
                                                -------         -------          --------              --------
Net Asset Value, End of Period...............  $  9.63         $  9.88          $   9.33              $  10.39
                                               =======          =======          ========              ========
Total Return (excludes sales charge).........     3.17%          12.63%            (4.48)%               10.53%(b)

Ratios/Supplementary Data:
  Net Assets, End of Period (000)............  $ 3,659         $ 5,173          $  6,772              $  5,238
  Ratio of expenses to
    average net assets.......................     1.13%           1.09%             0.96%                 0.59%(c)
  Ratio of net investment income
    to average net assets....................     5.68%           6.22%             6.03%                 6.26%(c)
  Ratio of expenses to
    average net assets*......................     1.48%           1.50%             1.56%                 1.55%(c)
  Ratio of net investment income
    to average net assets*...................     5.33%           5.81%             5.43%                 5.30%(c)
  Portfolio turnover(d)......................    76.29%          68.91%             0.38%                15.27%

----------------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Period from commencement of operations.

(b) Not annualized.

(c) Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.





                       See notes to financial statements

                   [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

INTERMEDIATE U.S. GOVERNMENT BOND FUND
Class B Shares

                             Financial Highlights

                                                         January 1, 1996 to
                                                       September 30, 1996 (a)
                                                       ----------------------
Net Asset Value, Beginning of Period..................       $10.17
                                                             ------
Investment Activities
   Net investment income..............................         0.31
   Net realized and unrealized losses on investments..        (0.57)
                                                             ------

     Total from Investment Activities.................        (0.26)
                                                             ------

Distributions
   Net investment income..............................        (0.31)
                                                             ------
     Total Distributions..............................        (0.31)
                                                             ------
Net Asset Value, End of Period........................       $ 9.60
                                                             ======
Total Return (excludes redemption charge).............        (2.48)%(b)

Ratios/Supplementary Data:
Net Assets, End of Period (000).......................       $  353
Ratio of expenses to average net assets...............         1.85%(c)
Ratio of net investment income to average net assets..         5.01%(c)
Ratio of expenses to average net assets*..............         1.95%(c)
Ratio of net investment income to average net assets*.         4.91%(c)
Portfolio turnover(d).................................        76.29%

-------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a)  Period from commencement of operations.
(b)  Not annualized.
(c)  Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.


                       See notes to financial statements

                   [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

                    INTERMEDIATE U.S. GOVERNMENT BOND FUND
                                              Trust Shares

                    Financial Highlights
                                                             For the year ended September 30,
                                                         ----------------------------------------     October 9, 1992 to
                                                              1996          1995         1994        September 30, 1993 (a)
                                                         -------------  ------------ ------------   -----------------------
Net Asset Value, Beginning of Period.......................  $  9.89       $  9.34      $ 10.40            $  10.00
                                                             -------       -------      -------            --------
 Investment Activities
   Net investment income...................................     0.58          0.61         0.62                0.64
   Net realized and unrealized gains (losses)
     on investments........................................    (0.25)         0.55        (1.04)               0.40
                                                             -------       -------      -------            --------
       Total from Investment Activities....................     0.33          1.16        (0.42)               1.04
                                                             -------       -------      -------            --------
Distributions
   Net investment income...................................    (0.58)        (0.61)       (0.62)              (0.64)
   Net realized gains......................................       --            --        (0.02)                 --
                                                             -------       -------      -------            --------
       Total Distributions.................................    (0.58)        (0.61)       (0.64)              (0.64)
                                                             -------       -------      -------            --------
Net Asset Value, End of Period.............................  $  9.64       $  9.89      $  9.34            $  10.40
                                                             =======       =======      =======            ========
Total Return...............................................     3.43%        12.91%       (4.23)%             10.76%(b)

Ratios/Supplementary Data:
   Net Assets, End of Period (000)......................... $119,633       $78,578      $68,451            $ 59,816
   Ratio of expenses to average net assets.................     0.87%         0.85%        0.70%               0.39%(c)
   Ratio of net investment income to average net assets....     5.94%         6.43%        6.27%               6.45%(c)
   Ratio of expenses to average net assets*................     0.97%         1.00%        1.06%               1.03%(c)
   Ratio of net investment income to average net assets*...     5.84%         6.28%        5.91%               5.82%(c)
   Portfolio turnover(d)...................................    76.29%        68.91%        0.38%              15.27%

-------------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a)  Period from commencement of operations.
(b)  Not annualized.
(c)  Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.




                       See notes to financial statements

                   [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

NORTH CAROLINA INTERMEDIATE TAX-FREE FUND
Class A Shares



                             Financial Highlights

                                                               For the year ended September 30,
                                                           ---------------------------------------     October 16, 1992 to
                                                               1996         1995         1994          September 30, 1993 (a)
                                                           ---------------------------------------     ----------------------
Net Asset Value, Beginning of Period.....................     $10.15       $ 9.78      $ 10.29              $ 10.00
                                                              ------       ------      -------              -------
Investment Activities
  Net investment income..................................       0.36         0.36         0.36                 0.36
  Net realized and unrealized losses on investments......      (0.10)        0.37        (0.50)                0.29
                                                              ------       ------      -------              -------
    Total from Investment Activities.....................       0.26        0.73        (0.14)                 0.65
                                                              ------       ------      -------              -------
Distributions
  Net investment income..................................      (0.36)      (0.36)       (0.36)                (0.36)
  Net realized gains.....................................         --          --        (0.01)                   --
                                                               ------       ------      -------              -------
    Total Distributions..................................      (0.36)      (0.36)       (0.37)                (0.36)
                                                               ------       ------      -------              -------
Net Asset Value, End of Period...........................     $10.05      $10.15       $  9.78              $ 10.29
                                                              ======      ======       =======              =======
Total Return (excludes sales charge).....................       2.61%       7.61%        (1.33)%               6.60%(b)

Ratios/Supplementary Data:
  Net Assets, End of Period (000)                             $9,261      $8,717       $11,083              $13,695
  Ratio of expenses to average net assets                       1.11%       1.05%         0.75%                0.43%(c)
  Ratio of net investment income to average net assets          3.58%       3.63%         3.63%                3.80%(c)
  Ratio of expenses to average net assets*                      1.61%       1.63%         1.66%                1.77%(c)
  Ratio of net investment income to average net assets          3.08%       3.05%         2.72%                2.45%(c)
  Portfolio turnover(d)                                        20.90%       9.38%         0.56%                5.92%

------------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a)  Period from commencement of operations.
(b)  Not annualized.
(c)  Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.





                       See notes to financial statements

                   [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

                                       NORTH CAROLINA INTERMEDIATE TAX-FREE FUND
                                                                    Trust Shares







                              Financial Highlights



                                                        For the year ended September 30,
                                                   ------------------------------------------    October 16, 1992 to
                                                       1996           1995           1994       September 30, 1993 (a)
                                                   ------------   ------------   ------------   ----------------------
Net Asset Value, Beginning of Period...........      $ 10.15        $  9.78        $ 10.29              $ 10.00
                                                     -------        -------        -------              -------
Investment Activities
  Net investment income........................         0.38           0.37           0.38                 0.36
  Net realized and unrealized losses on
    investments................................        (0.10)          0.37          (0.50)                0.29
                                                     -------        -------        -------              -------
      Total from Investment Activities.........         0.28           0.74          (0.12)                0.65
                                                     -------        -------        -------              -------
Distributions
  Net investment income........................        (0.38)         (0.37)         (0.38)               (0.36)
  Net realized gains...........................           --             --          (0.01)                  --
                                                     -------        -------        -------              -------
      Total Distributions......................        (0.38)         (0.37)         (0.39)               (0.36)
                                                     -------        -------        -------              -------
Net Asset Value, End of Period.................      $ 10.05        $ 10.15        $  9.78              $ 10.29
                                                     =======        =======        =======              =======
Total Return...................................         2.77%          7.77%         (1.18)%               6.62%(b)

Ratios/Supplementary Data:
  Net Assets, End of Period (000)..............      $28,443        $28,091        $27,770              $20,128
  Ratio of expenses to average net assets......         0.96%          0.91%          0.63%                0.42%(c)
  Ratio of net investment income to average
    net assets.................................         3.72%          3.78%          3.77%                3.80%(c)
  Ratio of expenses to average net assets*.....         1.11%          1.13%          1.17%                1.30%(c)
  Ratio of net investment income to average
    net assets*................................         3.57%          3.55%          3.24%                2.92%(c)
  Portfolio turnover(d)........................        20.90%          9.38%          0.56%                5.92%

-----------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.








                       See notes to financial statements

                   [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

GROWTH AND INCOME STOCK FUND
Class A Shares



                             Financial Highlights


                                                          For the year ended September 30,
                                           --------------------------------------------------------          October 9, 1992 to
                                                  1996                1995                1994             September 30, 1993 (a)
                                           ---------------      ---------------     ---------------        ----------------------
Net Asset Value, Beginning
 of Period ..............................   $ 12.97               $ 11.26            $11.26                     $10.00
Investment Activities                       -------               -------            ------                     ------
  Net investment income .................      0.26                  0.25              0.25                       0.28
  Net realized and unrealized gains on
   investments ..........................      2.43                  1.98              0.12                       1.27
                                            -------               -------            ------                     ------
     Total from Investment Activities ...      2.69                  2.23              0.37                       1.55

Distributions
  Net investment income  ................     (0.26)                (0.25)            (0.26)                     (0.29)
  Net realized gains ....................     (0.09)                (0.12)            (0.11)                        --
  In excess of net realized gains .......        --                 (0.15)               --                         --
                                            -------                -------           -------
     Total Distributions.................     (0.35)                (0.52)            (0.37)                     (0.29)

Net Asset Value, End of Period...........   $ 15.31               $ 12.97            $11.26                     $11.26
Total Return (excludes sales charge).....     20.97%                20.62%             3.33%                     15.72%(b)

Ratios/Supplementary Data:
  Net Assets, End of Period (000)........  $ 18,949               $10,842            $7,973                     $6,009
  Ratio of expenses to average net assets     1.11%                  1.07%             0.92%                      0.63%(c)
  Ratio of net investment income to
   average net assets                         1.82%                  2.15%             2.26%                      2.85%(c)
  Ratio of expenses to average net assets*    1.60%                  1.60%             1.65%                      1.68%(c)
  Ratio of net investment income to
   average net assets*...................     1.33%                  1.62%             1.52%                      1.81%(c)
Portfolio turnover(d)....................    19.82%                  8.73%            21.30%                     27.17%
Average commission rate(e)...............  $0.0721

---------------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a)    Period from commencement of operations.
(b)    Not annualized.
(c)    Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e) Represents the total dollar amount of commissions paid on security transactions divided by total number of shares purchased and sold by the Fund for which commissions were charged.



                       See notes to financial statements

                   [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

                                                    GROWTH AND INCOME STOCK FUND
                                                                  Class B Shares

                             Financial Highlights

                                                           January 1, 1996 to
                                                         September 30, 1996 (a)
                                                        ------------------------
Net Asset Value, Beginning of Period....................        $ 13.78
                                                                -------

Investment Activities
   Net investment income................................           0.13
   Net realized and unrealized gains on investments.....           1.52
                                                                -------
     Total from Investment Activities...................           1.65
                                                                -------
Distributions
   Net investment income................................          (0.14)
                                                                -------
     Total Distributions................................          (0.14)
                                                                -------
Net Asset Value, End of Period..........................        $ 15.29
                                                                =======
Total Return (excludes redemption charge)...............          12.01%(b)

Ratios/Supplementary Data:
   Net Assets, End of Period (000)......................        $ 3,880
   Ratio of expenses to average net assets..............           1.85%(c)
   Ratio of net investment income to average net assets.           1.13%(c)
   Ratio of expenses to average net assets*.............           2.09%(c)
   Ratio of net investment income to average net assets*           0.89%(c)
   Portfolio turnover(d)................................          19.82%
   Average commission rate(e)...........................        $0.0721

_____________
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a)  Period from commencement of operations.

(b)  Not annualized.

(c)  Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e) Represents the total dollar amount of commissions paid on security transactions divided by total number of shares purchased and sold by the Fund for which commissions were charged.

                       See notes to financial statements

                   [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

GROWTH AND INCOME STOCK FUND
Trust Shares

                             Financial Highlights

                                                           For the year ended September 30,
                                                         -----------------------------------       October 9, 1992 to
                                                             1996        1995       1994          September 30, 1993 (a)
                                                         -----------  --------- ------------     ------------------------
Net Asset Value, Beginning of Period..................    $  12.99    $  11.28    $ 11.28                 $ 10.00
                                                          --------    --------    -------                 -------
Investment Activities
  Net investment income...............................        0.29        0.28       0.28                    0.30
  Net realized and unrealized gains on investments....        2.44        1.98       0.11                    1.28
                                                          --------    --------    -------                 -------
     Total from Investment Activities.................        2.73        2.26       0.39                    1.58
                                                          --------    --------    -------                 -------
Distributions
  Net investment income...............................       (0.29)      (0.28)     (0.28)                  (0.30)
  Net realized gains..................................       (0.09)      (0.12)     (0.11)                     --
  In excess of net realized gains.....................          --       (0.15)        --                      --
                                                          --------    --------    -------                 -------
     Total Distributions                                     (0.38)      (0.55)     (0.39)                  (0.30)
                                                          --------    --------    -------                 -------
Net Asset Value, End of Period........................    $  15.34    $  12.99    $ 11.28                 $ 11.28
                                                          ========    ========    =======                 =======
Total Return..........................................       21.31%      20.88%      3.58%                  16.06%(b)

Ratios/Supplementary Data:
  Net Assets, End of Period (000).....................    $206,659    $145,603    $89,355                 $82,358
  Ratio of expenses to average net assets.............        0.86%       0.82%      0.66%                   0.40%(c)
  Ratio of net investment income to average net assets        2.07%       2.40%      2.51%                   3.08%(c)
  Ratio of expenses to average net assets*............        1.10%       1.10%      1.15%                   1.17%(c)
  Ratio of net investment income to average net
    assets*...........................................        1.83%       2.11%      2.02%                   2.31%(c)
  Portfolio turnover(d)...............................       19.82%       8.73%     21.30%                  27.17%
  Average commission rate(e)..........................     $0.0721

_________________
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a)  Period from commencement of operations.

(b)  Not annualized.

(c)  Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e) Represents the total dollar amount of commissions paid on security transactions divided by total number of shares purchased and sold by the Fund for which commissions were charged.

                       See notes to financial statements

                   [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

                                                                   BALANCED FUND
                                                                  Class A Shares

                              Financial Highlights

                                                              For the year ended September 30,
                                                           -------------------------------------              July 1, 1993 to
                                                                1996        1995        1994               September 30, 1993 (a)
                                                           -------------  --------    ----------         -------------------------
Net Asset Value, Beginning of Period...................       $ 11.04      $ 9.76     $ 10.20                      $10.00
                                                              -------      ------     -------                      ------
Investment Activities..................................
  Net investment income................................          0.43        0.44        0.38                        0.08
  Net realized and unrealized gains on investments.....          0.92        1.27       (0.44)                       0.21
                                                              -------      ------     --------                     ------
     Total from Investment Activities..................          1.35        1.71       (0.06)                       0.29
                                                              -------      ------     --------                     ------
Distributions
  Net investment income................................         (0.43)      (0.43)      (0.38)                      (0.09)
                                                              -------      ------     --------                     ------
     Total Distributions...............................         (0.43)      (0.43)      (0.38)                      (0.09)
                                                              -------      ------     --------                     ------
Net Asset Value, End of Period.........................       $ 11.96      $11.04     $  9.76                      $10.20
                                                              =======      ======     =======                      ======
Total Return (excludes sales charge)...................         12.43%      18.00%      (0.64)%                      2.88%(b)

Ratios/Supplementary Data:
  Net Assets, End of Period (000)......................       $12,456      $9,257     $ 8,560                      $2,569
  Ratio of expenses to average net assets..............          1.20%       1.17%       0.98%                       0.50%(c)
  Ratio of net investment income to average net assets.          3.78%       4.27%       4.02%                       4.39%(c)
  Ratio of expenses to average net assets*.............          1.69%       1.71%       1.75%                       2.00%(c)
  Ratio of net investment income to average net assets*          3.29%       3.73%       3.25%                       2.89%(c)
  Portfolio turnover(d)................................         19.87%      23.68%      12.91%                       8.32%
  Average commission rate(e)...........................       $0.0749

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a)  Period from commencement of operations.
(b)  Not annualized.
(c)  Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e) Represents the total dollar amount of commissions paid on security transactions divided by total number of shares purchased and sold by the Fund for which commissions were charged.

                       See notes to financial statements

                   [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

BALANCED FUND
Class B Shares

                              Financial Highlights


                                                          January 1, 1996 to
                                                        September 30, 1996 (a)
                                                       ------------------------
Net Asset Value, Beginning of Period..................         $ 11.54
                                                               -------
Investment Activities
  Net investment income...............................            0.27
  Net realized and unrealized gains on investments....            0.37
                                                               -------
    Total from Investment Activities..................            0.64
                                                               -------
Distributions
  Net investment income...............................           (0.27)
                                                               -------
    Total Distributions...............................           (0.27)
                                                               =======
Net Asset Value, End of Period........................         $ 11.91
                                                               =======
Total Return (excludes redemption charge).............            5.67%(b)

Ratios/Supplementary Data:
  Net Assets, End of Period (000).....................         $ 2,339
  Ratio of expenses to average net assets.............            1.95%(c)
  Ratio of net investment income to average net assets            3.13%(c)
  Ratio of expenses to average net assets*............            2.18%(c)
  Ratio of net investment income to average net assets*           2.90%(c)
  Portfolio turnover(d)...............................           19.87%
  Average commission rate(e)..........................          $0.0749

________
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a)  Period from commencement of operations.

(b)  Not annualized.

(c)  Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e) Represents the total dollar amount of commissions paid on security transactions divided by total number of shares purchased and sold by the Fund for which commissions were charged.

                       See notes to financial statements

                   [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

                                                                   BALANCED FUND
                                                                    Trust Shares

                              Financial Highlights

                                                           For the year ended September 30,
                                                          ---------------------------------         July 1, 1993 to
                                                             1996        1995       1994         September 30, 1993 (a)
                                                          ---------   ---------  ----------      ----------------------
Net Asset Value, Beginning of Period.....................   $ 11.01    $  9.74    $ 10.18              $ 10.00
                                                            -------    -------    -------              -------
Investment Activities
  Net investment income..................................      0.46       0.46       0.40                 0.09
  Net realized and unrealized gains on investments.......      0.92       1.27      (0.44)                0.18
                                                            -------    -------    -------              -------

     Total from Investment Activities....................      1.38       1.73      (0.04)                0.27
                                                            -------    -------    -------              -------

Distributions
  Net investment income..................................     (0.46)     (0.46)     (0.40)               (0.09)
                                                            -------    -------    -------              -------

     Total Distributions.................................     (0.46)     (0.46)     (0.40)               (0.09)
                                                            -------    -------    -------              -------

Net Asset Value, End of Period...........................   $ 11.93    $ 11.01    $  9.74              $ 10.18
                                                            =======    =======    =======              =======

Total Return.............................................     12.74%     18.23%     (0.42)%               2.74%(b)

Ratios/Supplementary Data:
  Net Assets, End of Period (000)........................   $69,374    $49,794    $39,715              $20,374
  Ratio of expenses to average net assets................      0.95%      0.92%      0.73%                0.44%(c)
  Ratio of net investment income to average net assets...      4.03%      4.51%      4.22%                4.44%(c)
  Ratio of expenses to average net assets*...............      1.19%      1.21%      1.25%                1.47%(c)
  Ratio of net investment income to average net assets*..      3.79%      4.22%      3.70%                3.42%(c)
  Portfolio turnover(d)..................................     19.87%     23.68%     12.91%                8.32%
  Average commission rate(e).............................   $0.0749

___________
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Period from commencement of operations.

(b) Not annualized.

(c) Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e) Represents the total dollar amount of commissions paid on security transactions divided by total number of shares purchased and sold by the Fund for which commissions were charged.


                       See notes to financial statements

                   [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

SMALL COMPANY GROWTH FUND
Class A Shares

                              Financial Highlights


                                                                            For the year
                                                                               ended
                                                                           September 30,                December 7, 1994 to
                                                                                1996                   September 30, 1995 (a)
                                                                        -------------------           -----------------------

Net Asset Value, Beginning of Period.....................................      $ 14.53                        $10.00
                                                                               -------                        ------
Investment Activities
  Net investment loss....................................................        (0.20)                        (0.08)
  Net realized and unrealized gains on investments.......................         6.73                          4.61
                                                                               -------                        ------

      Total from Investment Activities...................................         6.53                          4.53
                                                                               -------                        ------
Net Asset Value, End of Period...........................................      $ 21.06                        $14.53
                                                                               =======                        ======
Total Return (excludes sales charge).....................................        44.94%                        45.30%(b)

Ratios/Supplementary Data:
  Net Assets, End of Period (000)........................................      $ 7,413                        $1,096
  Ratio of expenses to average net assets................................         2.01%                         2.50%(c)
  Ratio of net investment loss to average net assets.....................        (1.26)%                       (1.56)%(c)
  Ratio of expenses to average net assets*...............................         2.26%                         2.84%(c)
  Ratio of net investment loss to average net assets*....................        (1.51)%                       (1.90)%(c)
  Portfolio turnover(d)..................................................        71.62%                        46.97%
  Average commission rate(e).............................................      $0.0562

--------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Period from commencement of operations.

(b) Not annualized.

(c) Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e) Represents the total dollar amount of commissions paid on security transactions divided by total number of shares purchased and sold by the Fund for which commissions were charged.



                       See notes to financial statements

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

                                                       SMALL COMPANY GROWTH FUND
                                                                  Class B Shares

                              Financial Highlights



                                                                            January 1, 1996 to
                                                                           September 30, 1996 (a)
                                                                          ------------------------
Net Asset Value, Beginning of Period                                                 $ 15.24
                                                                                     -------
Investment Activities
  Net investment loss.....................................................             (0.21)
  Net realized and unrealized gains on investments........................              5.89
                                                                                     -------

     Total from Investment Activities.....................................              5.68
                                                                                     -------

Net Asset Value, End of Period............................................           $ 20.92
                                                                                     =======
Total Return (excludes redemption charge).................................             37.27%(b)
Ratios/Supplementary Data:
  Net Assets, End of Period (000).........................................           $ 3,200
  Ratio of expenses to average net assets.................................              2.72%(c)
  Ratio of net investment loss to average net assets......................             (2.01)%(c)
  Ratio of expenses to average net assets*................................              2.72%(c)
  Ratio of net investment loss to average net assets*.....................             (2.01)%(c)
  Portfolio turnover(d)...................................................             71.62%
  Average commission rate(e)..............................................           $0.0562

-----------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Period from commencement of operations.

(b) Not annualized.

(c) Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e) Represents the total dollar amount of commissions paid on security transactions divided by total number of shares purchased and sold by the Fund for which commissions were charged.





                       See notes to financial statements

                   [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

SMALL COMPANY GROWTH FUND
Trust Shares

                              Financial Highlights

                                                               For the year
                                                                  ended
                                                              September 30,          December 7, 1994 to
                                                                  1996              September 30, 1995 (a)
                                                              -------------         ----------------------
Net Asset Value, Beginning of Period................             $ 14.57                     $ 10.00
                                                                 -------                     -------
Investment Activities
  Net investment loss.................................             (0.17)                      (0.07)
  Net realized and unrealized gains on investments....              6.78                        4.64
                                                                 -------                     -------
     Total from Investment Activities.................              6.61                        4.57
                                                                 -------                     -------
Net Asset Value, End of Period........................           $ 21.18                     $ 14.57
                                                                 =======                     =======
Total Return..........................................             45.37%                      45.70%(b)

Ratios/Supplementary Data:
  Net Assets, End of Period (000).....................           $36,373                     $16,962
  Ratio of expenses to average net assets.............              1.79%                       2.33%(c)
  Ratio of net investment loss to average net assets..             (1.00)%                     (1.34)%(c)
  Ratio of expenses to average net assets*............              1.79%                        2.42%(c)
  Ratio of net investment loss to average net assets*.             (1.00)%                      (1.43)%(c)
  Portfolio turnover(d)...............................             71.62%                       46.97%
  Average commission rate(e)..........................           $0.0562

----------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e) Represents the total dollar amount of commissions paid on security transactions divided by total number of shares purchased and sold by the Fund for which commissions were charged.



                       See notes to financial statements

                   [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

   BB&T Mutual Funds

        ANNUAL
        REPORT

    To Shareholders

    INVESTMENT ADVISER
 Branch Banking and Trust
        Company
434 Fayetteville Street Mall
     Raleigh, NC 27601

      DISTRIBUTOR
   BISYS Fund Services
   3435 Stelzer Road
   Columbus, OH 43219

    LEGAL COUNSEL
     Ropes & Gray
  1301 K Street, N.W.
     Suite 800 E.
 Washington D.C. 20005

    TRANSFER AGENT
BISYS Fund Services Ohio, Inc.
   3435 Stelzer Road
   Columbus, OH 43219

        AUDITORS
   KPMG Peat Marwick LLP
Two Nationwide Plaza, Suite 1600
   Columbus, OH 43215

  SEPTEMBER 30, 1996



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